EXHIBIT 10.40

AIRCRAFT PURCHASE AGREEMENT

BOMBARDIER
AEROSPACE

This Aircraft Purchase Agreement (the “Agreement”) is made by and between BOMBARDIER INC. (“Seller”) and WILLIAMS-SONOMA, INC. (“Buyer”) and shall be effective as of the date of its acceptance and execution by Seller.

ARTICLE 1. AIRCRAFT DESCRIPTION

Subject to the provisions of this Agreement, Seller agrees to manufacture, sell and deliver to Buyer, and Buyer agrees to take delivery of, and pay for, one Bombardier Global Express Aircraft Model BD-700-1A10 bearing manufacturers serial number 9120 (the “Aircraft”) as described in the Specification number BCC-GX-302 dated 20 June 2002 amended 29 April 2003 (the “Completion Work”), Description and Customer Support Services Manual dated January 2002 which are attached hereto as Schedule “A-1” and Schedule “A, and the Aircraft Flight Manual, Aircraft Maintenance Manual and the applicable Certificate of Airworthiness which are respectively made part of this Agreement by reference (collectively, the “Specification”).

ARTICLE 2. PRICE, PAYMENT SCHEDULE AND DELIVERY

2.1	In consideration of Seller’s obligations to manufacture, sell and deliver the Aircraft to Buyer, Buyer shall pay to Seller the amount of $ [**] USD (the “Purchase Price”) as follows:

(i)	1st payment due upon Buyer’s execution of this Agreement (including that certain Deposit of $ [**]previously paid by Buyer to Seller on 25 March 2003, the (“Deposit”)):	$ [**]USD

(ii)	balance of Purchase Price due at the Delivery Time (as hereinafter defined):	$ [**]USD

2.2	The Aircraft shall be ready for [**] at Seller’s facility in the city of Dorval, Quebec no later than [**]

ARTICLE 3. COMPLETION WORK

The parties agree that Seller shall complete the Aircraft in accordance with Schedule “A-1”.

ARTICLE 4. GENERAL PROVISIONS

4.1 THE WARRANTY, OBLIGATIONS AND LIABILITIES OF SELLER AND THE RIGHTS AND REMEDIES OF BUYER SET FORTH IN THE SPECIFICATION ARE EXCLUSIVE AND ARE IN LIEU OF AND BUYER HEREBY WAIVES AND RELEASES ALL OTHER WARRANTIES, OBLIGATIONS, REPRESENTATIONS OR LIABILITIES, EXPRESS OR IMPLIED, ARISING BY LAW, IN CONTRACT, CIVIL LIABILITY OR IN TORT, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO A) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE, AND B) ANY OTHER OBLIGATION OR LIABILITY ON THE PART OF SELLER TO ANYONE OF ANY NATURE WHATSOEVER BY REASON OF THE DESIGN, MANUFACTURE, SALE, REPAIR, LEASE OR USE OF THE AIRCRAFT OR RELATED PRODUCTS AND SERVICES DELIVERED OR RENDERED HEREUNDER OR OTHERWISE.

4.2 SELLER SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL AND/OR PUNITIVE DAMAGES OF ANY KIND OR NATURE UNDER ANY CIRCUMSTANCES OR, WITHOUT LIMITING THE FOREGOING, FOR ANY LOST PROFITS OR ANY OTHER LOSSES OR DAMAGES FOR OR ARISING OUT OF ANY LACK OR LOSS OF USE OF ANY AIRCRAFT, ANY EQUIPMENT, ANY ACCESSORY OR ANY SPARE PART FOR ANY REASON.

4.3 THE PARTIES HERETO HEREBY ACKNOWLEDGE AND AGREE THAT THE LIMITED WARRANTIES AND THE LIMITATION OF LIABILITY PROVISIONS CONTAINED HEREIN AND IN THE SPECIFICATION HAVE BEEN EXPRESSLY AGREED TO IN CONSIDERATION OF THE PURCHASE PRICE AND OTHER PROVISIONS OF THIS AGREEMENT FOR THE BENEFIT OF BOTH SELLER AND BOMBARDIER INC. (THE MANUFACTURER OF THE AIRCRAFT) TO HAVE EFFECT AS IF BOMBARDIER INC. WAS A PARTY TO THIS AGREEMENT FOR SUCH PURPOSES. TO THE EXTENT APPLICABLE LAWS DO NOT ALLOW THE LIMITATIONS SET OUT IN THIS ARTICLE 4, SUCH LIMITATIONS SHALL NOT BE APPLIED OR INVOKED.

4.4 This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of New York, excluding any conflicts of law provisions thereof.

4.5 Seller and Buyer acknowledge that the term Agreement as used herein, shall include this Agreement, the Terms and Conditions on the reverse side, the Specification and Addendum. Buyer’s Initials            Seller’s Initials

BOMBARDIER INC.	WILLIAMS-SONOMA, INC. c/o Aero Law Group pllc
PO Box 50228
400 Cote-Vertu Road West	Bellevue, WA 98015
Dorval, Quebec H4S 1Y9 Canada
Telephone:514-855-5000	Telephone:
Facsimile: 514-855-7806	Facsimile:

BY:	/s/ GARY L. DOLSKI	BY:	/s/ HOWARD LESTER

TITLE:	General Manager: Contracts	TITLE:	Chairman
DATE:	4-30-03	DATE:	4-30-03

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

WILLIAMS-SONOMA, INC.

TERMS AND CONDITIONS

ARTICLE 5. DELIVERY AND INSPECTION

5.1 Seller shall give Buyer reasonable notice of the date on which the Aircraft will be ready for Buyer’s inspection and acceptance flight test of not more than 10 hours duration. Within 10 days of such date, Buyer agrees to perform such inspection and, if no defect or discrepancy is revealed, Buyer shall accept delivery of the Aircraft before the end of such 10 day period (the time of the acceptance of delivery of the Aircraft being the “Delivery Time”).

5.2 Any defect or discrepancy revealed by Buyer’s inspection and/or acceptance flight test shall be corrected at no cost to Buyer before or after Delivery Time depending on the nature of the defect or discrepancy and time required for correction. If such correction requires an additional flight test, it shall be conducted in accordance with Article 5.1. Buyer shall accept delivery of the Aircraft within 3 days after any defect or discrepancy has been corrected.

5.3 Buyer shall accept delivery of the Aircraft by signing a receipt for delivery in the form of Schedule “B”, attached hereto. Upon receipt of all payments due at Delivery Time, Seller shall deliver to Buyer a bill of sale and title to the Aircraft shall pass to Buyer free and clear of all rights, prior claims, liens, charges and encumbrances (hereinafter “Liens”), and risk of damage to or loss of the Aircraft shall pass to Buyer.

ARTICLE 6. PAYMENT AND TAXES

6.1 Seller shall remain exclusive owner of the Aircraft free and clear of all Liens until such time as all payments due for the Purchase Price have been made and Buyer has accepted the Aircraft in accordance with Article 5.

6.2 Buyer shall make all payments due under this Agreement by wire transfer in US dollars and shall pay interest on any late payments at the rate equal to the one year LIBOR rate as published in the “Money Rates” section of The Wall Street Journal commencing on the date the late payment was first due.

6.3 Buyer shall be responsible for the payment of any sales, use, personal property, excise, goods and services, value added, consumption, luxury, withholding or other similar taxes, duties or assessments and any related penalties and interest which may be levied, assessed, or imposed on Buyer or Seller or otherwise by any governmental authority or agency as a result of or in connection with this Agreement.

ARTICLE 7. LOSS OR DESTRUCTION

7.1 If the Aircraft is lost, destroyed or damaged beyond economic repair before Delivery Time, this Agreement shall automatically terminate upon Seller giving written notice of such occurrence to Buyer. Seller’s sole obligation and liability shall then be to promptly return to Buyer all amounts previously paid to Seller under this Agreement.

ARTICLE 8. EXCUSABLE DELAY

8.1 Seller shall not be liable for any failure to deliver or delay in delivery of the Aircraft or delay in performance of any of its other obligations under this Agreement, due directly or indirectly to force majeure, acts of God, violence, fire, explosion, action of the elements or weather conditions, or other catastrophe or accident, any legislation, act, order, directive, or regulation of any government or governmental body, labour trouble, delay or failure of carriers, subcontractors or suppliers, or any other cause beyond Seller’s reasonable control or without Seller’s negligence (“Excusable Delay”).

8.2 In the event of any Excusable Delay, the time required for the performance of any obligation in this Agreement shall be extended for a period equal to the period during which any such cause and the effects thereof persist. If delivery of the Aircraft is delayed by reason of Excusable Delay for more than 6 months, either Buyer or Seller may terminate this Agreement upon giving written notice to the other party, which notice shall be given within 15 days immediately following such period of 6 months. Upon such termination, Seller’s sole obligation and liability shall be to promptly return to Buyer all amounts previously paid to Seller under this Agreement.

ARTICLE 9. TERMINATION

9.1 Either party may terminate this Agreement before Delivery Time by written notice of termination to the other party upon the occurrence of any of the following events: (i) the other party makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts; (ii) a receiver or trustee is appointed for the other party or for substantially all of such party’s assets and, if appointed without such party’s consent, such appointment is not discharged or stayed within 30 days; (iii) proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the other party and, if contested by such party, are not dismissed or stayed within 30 days; or (iv) any writ of attachment or execution or any similar process is issued or levied against the other party or any significant part of its property and is not released, stayed, bonded or vacated within 30 days after its issue or levy

9.2 Buyer may terminate this Agreement before Delivery Time if Seller is in default or breach of any material term or condition of this Agreement and does not act to cure such default or breach within 10 days after receipt of written notice from Buyer specifying such default or breach and does not continue thereafter to diligently correct or cure the alleged default or breach.

9.3 Upon termination of this Agreement by Buyer pursuant to and in accordance with this Article 9, all amounts received by Seller on account of the Purchase Price shall promptly be reimbursed to Buyer and such reimbursement shall constitute Buyer’s sole right, remedy and recourse against Seller and Seller’s sole obligation and liability to Buyer.

9.4 Seller may terminate this Agreement before Delivery Time if Buyer does not accept delivery of the Aircraft in accordance with Article 5 or is in default or breach of any material term or condition of this Agreement (except for payment obligations that are covered by Article 9.5) and does not act to cure such default or breach within 10 days after receipt of written notice from Seller specifying such default or breach and does not continue thereafter to diligently correct or cure the alleged default or breach.

9.5 Upon termination of this Agreement by Seller pursuant to and in accordance with this Article 9 or if Buyer fails to make any of the payments provided for in Article 2 on or before the stipulated date, all rights which Buyer may have or may have had in or to this Agreement or the Aircraft shall be extinguished; and Seller shall be entitled to retain an amount equivalent to [**] of the Purchase Price, as liquidated damages for default and the parties shall thereafter be released from all further obligations to each other. Buyer agrees that such liquidated damages do not constitute a penalty and are a reasonable and agreed amount of the anticipated or actual harm or damages to be suffered by Seller as a result of or in connection with Buyer’s default. All other amounts received by Seller on account of the Purchase Price shall be promptly returned to Buyer.

ARTICLE 10. MISCELLANEOUS

10.1 Neither this Agreement nor any of the rights of Buyer hereunder shall be assignable by Buyer. Notwithstanding the foregoing, this Agreement shall be assignable by Buyer in whole or in part to a wholly-owned subsidiary or affiliate of Buyer or any financial institution which is providing financing to Buyer in connection with Buyer’s acquisition of the Aircraft provided that Buyer shall remain jointly and severally liable with the assignee for the fulfilment of all the obligations under this Agreement. Buyer hereby acknowledges that Seller shall have the right, without Buyer’s consent, to create a security interest or hypothec with respect to this Agreement or to assign or transfer this Agreement or any of its rights hereunder to any financial institution or to a wholly owned subsidiary or affiliate of Seller, provided that Seller’s assignment to a financial institution or creation of a security interest or hypothec shall be solely for the purpose of securing financing.

10.2 Any notice to be given hereunder shall be sent by registered or certified mail, courier or facsimile transmission to the party to which said notice is to be given at its address or facsimile number as shown on page 1 hereof unless such address is changed by notice given to the other party in accordance herewith. A notice shall be deemed given when received.

10.3 This Agreement shall inure to the benefit of and be binding upon each of Seller and Buyer and their respective successors and permitted assigns.

10.4 This Agreement and the matters referred to herein constitute the entire Agreement between Seller and Buyer and supersede and cancel all prior representations, alleged warranties, statements, negotiations, drafts, undertakings, letters, acceptances, agreements, understandings, contracts and communications, whether oral or written, with respect to or in connection with the subject matter hereof. This Agreement may only be amended or changed by a written instrument signed by both parties. In the event of any inconsistencies between this Agreement, any addendum, the Specification, the Schedules or other annexes stated to be part of this Agreement, the order of precedence shall be: any addendum, this Agreement, the Specification and other Schedules or annexes.

10.5 If any of the provisions of this Agreement are for any reason declared by judgement of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

ARTICLE 11. CONFIDENTIALITY

11.1 This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to anyone except to assignees or transferees per the provisions of Article 10.1 or as may be necessary for either party to carry out its obligations under this Agreement.

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

WILLIAMS-SONOMA, INC.

2.

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

I. AMEND THE PURCHASE AGREEMENT AS FOLLOWS:

ARTICLE 1. AIRCRAFT DESCRIPTION

In the second line following "described in" insert "this Agreement, the addendum,".

ARTICLE 2. PRICE, PAYMENT SCHEDULE AND DELIVERY

2.3	[**]

ARTICLE 4. GENERAL PROVISIONS

4.1	In the first line following “IN” insert “THIS AGREEMENT AND”.

4.1	In the second line after “SPECIFICATION” insert “AND THE WARRANTY OF TITLE INCLUDING ANY WARRANTY OF TITLE INCLUDED IN ANY BILL OF SALE ISSUED BY THE SELLER”.

4.1	Insert the following at the end of this Article [**]

4.2	In the first line replace [**]

4.2	In the fourth line insert “OR THE TERMINATION OF THIS AGREEMENT” before the period.

4.2	At the end of this Article add the following: [**]

ARTICLE 5. DELIVERY AND INSPECTION

5.1	In the first line replace “reasonable” with “30 days prior”.

5.1	In the third line replace 10 hours duration” with “15 hours duration, including a “cold soak” flight of at least 10 hours in duration to verify the operational status of the Aircraft in cold soak conditions and provided, however, that Buyer may extend the test flight of the Aircraft if Buyer, in good faith, believes that such extension is necessary to confirm that there is no defect in the Aircraft.”

5.1	Insert the following sentence at the end of the section: “All flights prior to Delivery Time (including any flight to the delivery location) shall be at Seller’s expense”.

5.2	In the second line, after the words “flight test” insert the words “(including those described in Schedule D hereto which have been identified by Buyer at the execution of this Agreement)”

5.2	In the second line following “before” insert “Delivery Time or, subject to the parties mutual agreement,”

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	1/10

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

5.2	In the second line delete “or”

5.2	In the sixth line, replace “3 days after any” with “3 business days after all”.

5.2	In the sixth line following “corrected,” insert “unless otherwise mutually agreed”.

5.3	In the first line after “Aircraft” insert “when tendered in accordance with this Agreement and following satisfactory completion of the inspection in accordance with Article 5.1 and 5.2 of this Agreement”.

5.3	In the third line replace “bill of sale” with “FAA Bill of Sale and shall deliver to Buyer at the delivery location a warranty bill of sale in the form of Schedule “C””.

ARTICLE 6. PAYMENT AND TAXES

6.2	In the third line replace “LIBOR” with “Prime”.

6.2	In the fourth line following “Journal” insert “(“Interest”)”.

6.3	Delete Article 6.3 in its entirety and replace with the following “Buyer shall pay to and indemnify Seller for, and hold Seller harmless from and against, all franchise, gross receipts, sales, use, excise, personal property, ad valorem, value added, stamp, landing, airport use or other taxes, levies, imposts, duties, charges, fees, asset tax or withholdings of any nature, together with any penalties, fines or interest thereon (except to the extent such penalties and interest arise from Seller’s failure to timely notify Buyer (collectively “Taxes”) arising out of the transactions contemplated by this Agreement and imposed against the Seller, the Buyer or the Aircraft, or any part thereof, by any federal or foreign government, any state, municipal or local subdivision, any agency or instrumentality thereof or other taxing authority, or upon the ownership, delivery, possession, or transfer thereof, or upon or with respect to this Agreement.

Notwithstanding the foregoing, Buyer shall not be responsible for any Taxes assessed on the sale to or importation by Seller of materials or equipment for incorporation into the Aircraft (including without limitation brokerage fees and customs processing fees) and any personal property taxes assessed against the Aircraft or any part thereof on or prior to Delivery Time with respect to periods on or prior to such date, for which Taxes Seller shall be solely responsible. For the avoidance of doubt, Seller shall also be responsible for any taxes imposed on or measured by its net income resulting from the sale of the Aircraft. Seller represents that according to current Canadian law, there are no Canadian (whether federal, provincial or local) taxes, assessments or duties payable with respect to the Aircraft or any part or component thereof that Buyer would be obligated to pay pursuant to this Article 6.

ARTICLE 7. LOSS OR DESTRUCTION

7.1	Replace the current 7.1 with the following: “If before Delivery Time the Aircraft to be manufactured, sold and delivered hereunder is lost or destroyed, damaged beyond repair, suffers material damage, the repair of which requires issuance of an FAA Form 337 or would result in operational limitations or changes to the inspection or maintenance program, Buyer’s sole right and remedy at its own discretion shall be to either a) accept delivery of the next available aircraft meeting the requirements of this Agreement (“Replacement Aircraft”) under the same terms and conditions specified in this Agreement, or b) to terminate this Agreement. Buyer shall notify Seller of its decision within 10 days after receipt by Buyer of written notice from Seller of the loss or destruction of or material damage to such Aircraft and all relevant information concerning the Replacement Aircraft and its sale to Buyer reasonably required by Buyer to make its decision. Should Buyer elect to terminate this Agreement, Seller’s sole obligation and liability shall be to return to Buyer all payments made in accordance with

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	2/10

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

this Agreement with Interest on all such payments from the dates of each such payments to the date on which Seller returns such payments with such Interest. If Buyer shall not elect to terminate this Agreement, the price of the replacement aircraft shall be (i) the Purchase Price, to the extent there are available aircraft of the same configuration and specification as the Aircraft or (ii) the Purchase Price plus the cost of any material enhancements or modifications incorporated in the replacement aircraft that were not incorporated (or required by this Agreement to be incorporated) in the Aircraft.

Notwithstanding the foregoing, in the event that before Delivery Time the Aircraft suffers material damage, the repair of which requires issuance of an FAA Form 337 or would result in material operational limitations or material changes to the inspection or maintenance program and the Aircraft is not otherwise lost, destroyed or damaged beyond repair, then, in lieu of Buyer’s option to terminate this Agreement or purchase another aircraft as set forth in the paragraph immediate above, Buyer may in its sole discretion elect to accept delivery of the Aircraft in which case Buyer’s sole right and remedy shall be that the Purchase Price shall be reduced by the amount of the reduction in the value of the Aircraft on account of such damage. For this purpose, the reduction in the value of the Aircraft shall be the average of the reduction in the values of the Aircraft as reflected in an appraisal obtained by each of Buyer and Seller from independent appraisers, unless the lower of such values is less than 95% of the higher of such values, in which case, the two appraisers shall jointly appoint a third appraiser and the average of the two closest appraisals shall be used.

ARTICLE 8. EXCUSABLE DELAY

8.1	In the third line replace “directly or indirectly to” with “to causes beyond its reasonable control which may include events of”.

In the sixth line following “labour trouble,” [**]

8.2	Delete entire Article and replace with the following:

[**]

ARTICLE 9. TERMINATION

9.1	In the fourth line following “creditors,” insert [**]

9.1	In the ninth line after “the other party” insert [**]

9.1	In the thirteenth line following “issue or levy” insert [**]

9.1	At the end of this Article insert the following “For the purposes of this Article 9.1, the above terminating events affecting Seller, the term Seller shall refer either to Bombardier Inc. or its subsidiary, Bombardier Aerospace Corporation.”

9.2	In the second line following “not” delete [**]

9.2	In the fifth line following “default or breach” delete [**]

9.3	In the third line following “Purchase Price” add “plus Interest from the date such payment was made”.

9.3	Article 9.3, line 3, add after “Buyer” [**]

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	3/10

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

9.4	In the second line following “Article 5” add “when tendered in accordance with this Agreement”.

9.4	In the fourth line following “not” delete “act to”.

9.4	In the sixth line following “default or breach” delete the remainder of the sentence.

9.5	In the third line following “stipulated date” insert “and Buyer fails to cure such payment default or breach within 5 business days after receipt of written notice by Seller”.

9.5	In the fifth and sixth line delete [**] and replace with [**]

9.5	[**]

ARTICLE.10 MISCELLANEOUS

10.1	In the fifth line following “Aircraft” insert “or to a qualified intermediary for the purpose of effecting a like-kind exchange”.

10.1	Insert “and provided Seller shall remain the sole party responsible to Buyer for all of Seller’s obligations hereunder” before the last period.

10.1	In the eight line following “Agreement”, insert the following: “Buyer will not be held jointly and severally liable if Seller provides its consent to assignment (which shall not be unreasonably withheld) to any wholly owned subsidiary provided that Buyer demonstrates to Seller’s satisfaction that the Assignee is able to meet the financial obligations of this Agreement.”

10.1	In the tenth line following “financial institution or” insert “immediately prior to Delivery Time”.

10.1	At the end of this Article following “of securing financing” insert “and upon assignment to a wholly owned subsidiary of Seller, Seller (Bombardier, Inc.) shall remain jointly and severally obligated to perform all obligations of Seller including those that survive Delivery Time (including without limitation the warranty provisions included in Section 15 of Schedule A hereto) and shall provide a warranty of title described in Schedule C hereto.”

10.2	On the third and fourth line delete “or facsimile number as shown on page 1 hereof unless such address is changed by notice given to the other party in accordance herewith” and replace with the following: “as follows Williams-Sonoma, Inc. c/o Aero Law Group pllc 11120 NE 2nd Street, Suite 210, Bellevue Washington, 98004 or to the facsimile as shown on page 1.”

10.4	In the first line after “Agreement” insert “(including the Specification, Addendum, Schedules and Exhibits)”. For avoidance of doubt, in the event of any discrepancy in the Specification (not including the Completion Work), the order of precedence shall be the Aircraft Flight Manual, Maintenance Manual and Schedule A.

10.6	Insert the following:

Like-kind Exchange. Buyer may structure the transaction herein contemplated as the receipt of replacement property pursuant to a like-kind exchange under the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended and the Treasury Regulations issued pursuant thereto. Seller agrees to cooperate to structure the transaction in such manner, including, without limitation, the execution of any documents, including an amendment to this Agreement or an assignment of this Agreement to a qualified intermediary or exchange accommodation titleholder. Buyer may assign its rights to this Agreement pursuant to an “Assignment of Rights Under Contract” to be executed by

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	4/10

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

Buyer (as “Exchangor” thereunder) and Seller prior to receipt of any FAA Bill of Sale or Warranty Bill of Sale transferring legal title to the Aircraft. The provisions of such Assignment may include the substitution of the word “Exchangor” for the word “Buyer” under this Agreement.

ARTICLE 11. CONFIDENTIALITY

Delete Article 11 and replace with the following:

11.1	Seller and Buyer hereby agree to keep this Agreement and its contents confidential and each party hereto agrees that it shall not disclose, or permit to be disclosed, the same to any person or entity, except:

(a)	to permitted assignees or transferees of a party per the provisions of Article 10.1 or to such party’s or their permitted assignee’s or transferee’s counsel, accountants, auditors and Boston Jetsearch, Inc., on a “need to know” basis, all of whom shall have agreed to keep the same confidential;

(b)	as may be required by statute, court, subpoena or administrative order or decree or governmental ruling or regulation of the United States or Canada or other applicable jurisdiction on the condition that prompt notice of the requirement for such disclosure is given to the other party to allow such party to resist such disclosure or seek confidential treatment;

(c)	to the extent that such information is published, is publicly available or is in the public domain, through no fault of the disclosing party; or

(d)	as may be necessary for Seller or Buyer to carry out their obligations under the Agreement.

11.2	Seller shall ensure that no photographs, videos or any other type of visual replication of the Aircraft or any materials as installed, or to be installed, in or on the Aircraft, is taken by Seller or its employees and shall use commercially reasonable efforts to ensure that no such no photographs, videos or any other type of visual replication are taken by anyone other than by Buyer or its representatives, or displayed or used by Seller for any purpose at any time or under any circumstances without Buyer’s prior written consent, except for photographs, videos or such other replications which include the exterior of the Aircraft, without identifying (or allowing third parties to identify) the Aircraft as belonging to Buyer or as required to allow Seller to perform its obligations under this Agreement.

11.3	Seller shall ensure that the Aircraft and the materials installed therein are not at any time or under any circumstances used by Seller or anyone subject to its control for or in connection with any promotional, publicity, media or other type of marketing or advertising work except for promotional, publicity, media or other type of marketing or advertising work other than as would be allowed under Article 11.2.

11.4	Only authorized employees or representatives of Seller or employees or representatives of Buyer including Consultants (as defined in Article 17 of Schedule A) will be permitted access to the Aircraft. Visitors other than those who need access to the Aircraft in order to allow Seller or Buyer to perform their obligations hereunder shall not be permitted to view or tour the Aircraft interior without prior consent of the Buyer or its Consultant. In the event authorization is granted, visitors will be accompanied at all times by a Seller representative.

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	5/10

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

II.	INSERT THE FOLLOWING NEW ARTICLES INTO THE PURCHASE AGREEMENT

ARTICLE 12. INTENTIONALLY LEFT BLANK

ARTICLE 13. SELLER’s REPRESENTATIONS AND WARRANTIES

Seller represents and warrants as follows:

13.1	[**]

13.2	[**]

13.3	[**]

13.4	[**]

13.5	[**]

13.6	[**]

13.7	[**]

13.8	[**]

13.9	[**]

13.10	[**]

13.11	[**]

13.12	[**]

13.13	[**]

13.14	[**]

13.15	[**]

13.16	[**]

13.17	[**]

13.18	[**]

13.19	[**]

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	6/10

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

ARTICLE 14.	[**]

ARTICLE 15.	[**]

15.1	[**]

ARTICLE 16.	[**]

III.	AMEND SCHEDULE A TO THE AIRCRAFT PURCHASE AGREEMENT AS FOLLOWS:

For avoidance of doubt, unless otherwise noted the definitions contained herein shall have the same meaning as those set forth in the Agreement.

1.0	INTRODUCTION

In the third paragraph at the end of the first sentence before the period insert “arising after the date hereof (“Governmental Requirements”)”.

In the fifth line of the third paragraph replace “changes” with “Governmental Requirements”.

In the tenth line of the third paragraph replace “changes” with “Governmental Requirements”.

In the eighth and ninth line of the third paragraph replace [**]

2.0	GENERAL DESCRIPTION

Under the definition of “Engines – Make/Model” delete “Make”.

4.0	CERTIFICATION

In the third line delete “256” and replace with “25” and delete “American” and replace with “United States”.

•	At the end of the first paragraph, before the period, insert “, and approved for operations to Category II minima”.

•	At the end of the second paragraph, before the period, insert “, with no restrictions or limitations”.

•	Insert the following at the end of section 4.0

“Seller shall maintain a reasonable stock of suitable and interchangeable spare parts for the Aircraft for routine repairs and replacements for a period of 10 years after the date that Seller delivers its last production model of the Bombardier Global Express BD-700-1A10 aircraft.”

13.0	INSTRUMENTATION AND AVIONICS

In the “Communications” section, in the second line of the first bullet after the word “RTUs” add [**]

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	7/10

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

14.0	CUSTOMER SUPPORT SERVICES

Inspection and Acceptance Procedures

Delete the first sentence.

In the fifth line replace “inspection and acceptance” with “inspections and acceptances”.

Flight Operations Support

In the first line of clause ii), replace “days from” with “consecutive days following”.

Training

In the last sentence replace “1 year” with “2 years”

In clause ii), a “.” shall be added at the end of the sentence.

In the second line of the second paragraph replace the word “on” with the word “of”.

Technical Data and Services

At the end of the Manual Description, in the first line, delete “delivered” and replace with “available”.

At the end of the Manual Description, in the second line, delete “delivered in hard copy” and replace with “available in hard copy. Buyer shall be provided with such manuals in any available media as requested by Buyer.”.

Computer Integrated Maintenance Management System (CIMMS)

In the fourth and fifth lines delete “the induction of the Aircraft at the Completion Center” and replace with “Delivery Time”.

At the end of the section, insert the following: “Subject to Seller’s training schedule and provided Buyer schedules its training with reasonable advance notice, Seller shall make reasonable efforts to ensure that all of the training courses described in this section are provided to Buyer in accordance with Buyer’s scheduling preferences. Furthermore, Buyer shall have the option by co-ordinating with Seller’s training co-ordinators to substitute the aforementioned training allotment for alternative equal value training options.”

15.0	WARRANTY

15.1	In the second line after “Aircraft” insert “shall conform to the Specification and”.

15.1	In the seventh line after “item(s)” add “including all required disassembly and reassembly to gain access to or to remove and replace such item(s) and functional testing”.

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	8/10

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

15.1	In the eight line after “facilities,” insert “any Bombardier Aviation Services facility, any Global Express Authorized Service Facility,”.

15.1	In the ninth line after “Seller”, insert “and reasonably acceptable to Buyer”.

15.1	At the end of the first sentence, delete the period and add the following: “, except that for a period of 10 days following expiration of a Warranty period, Buyer may present a claim for a defect that existed prior to the expiration of such Warranty period provided that Seller had previously received notice of such a defect.”

15.1	At the end of the Article, add the following: “Any matters stated in the Specification as type characteristics, estimates, approximations, objectives, design objectives, design criteria are excluded from the Warranty.”

15.4	In the first line of clause i), replace [**]

15.4	In the first line of clause ii) before “installation” insert [**]

15.4	In the second line of clause ii), after “party” insert “(other than an affiliate of Seller)”.

15.4	At the end of clause ii), add the words “to the extent of such contribution.”

15.4	Delete the period at the end of clause iii) and add the following: “in accordance with Bombardier’s Ground Handling and Service Information Manual referenced in Article 14.0 of Schedule “A”, by any person other than Seller or any party related to Seller, to the extent such misuse, abuse, accident or improper storage is a cause of the defect.”

15.5	At the end of the first sentence before the period, add the following: “but the Warranty does apply to Seller’s installation of the Powerplant on the Aircraft, including the design of such installation”.

15.5	Insert the following at the end of Section 15.5:

[**]

15.6	At the end of the Article before the period, add the following: “or any amendment to this Agreement”.

15.7	Add the following at the end of this Article: [**]

15.8	In the fourth line following “records” insert “to the extent Buyer fails to maintain such records and such failure prevents Seller from determining if a claim should be covered under this Warranty”

16.0	PATENT, COPYRIGHT AND TRADEMARK PROTECTION

In the fifth line following “Canadian patent” insert [**]

In the fifth line following “foreign Patent” insert [**]

In section i) delete in its entirety and replace with the following “ Buyer notifies Seller in writing within 20 days or such shorter period as provided by law to file an appearance, a defense, preliminary motions or other similar court proceedings provided that the failure to give such

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	9/10

BOMBARDIER
AEROSPACE

ADDENDUM ONE TO THE GLOBAL EXPRESS PURCHASE AGREEMENT BETWEEN
WILLIAMS-SONOMA, INC. AND BOMBARDIER AEROSPACE CORPORATION

notice shall be a bar to Buyer’s indemnification rights hereunder only to the extent it is prejudicial to Seller.”

In section iii) replace the word [**] with the word [**]

After the second ii), after the word thereof on the second line, add the words [**]

In the fourth paragraph following “Subject to the foregoing provisions of this Patent” insert [**]

Add the following new paragraphs to Article 16.0:

[**]

IV.	AMEND SCHEDULE A-1 TO THE AIRCRAFT PURCHASE AGREEMENT AS FOLLOWS:

2.0	SOUNDPROOFING

Replace this article in its entirety and replace with the following:

[**]

[**]

IN WITNESS HEREOF, the parties hereto have caused this Addendum to be duly executed by authorized representatives as of the day and year indicated below.

BOMBARDIER INC.		WILLIAMS-SONOMA, INC.
SELLER		BUYER

By:	Bombardier Inc.	By:	WSI

Name:	/s/ GARY L. DOLSKI	Name:	/s/ W. HOWARD LESTER

Title:	General Manager: Contracts	Title:	Chairman

Date:	30 April 03	Date:	4-30-03

[**] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
WILLIAMS-SONOMA, INC.	10/10

SCHEDULE “A”

GLOBAL EXPRESS AIRCRAFT

DESCRIPTION
&
CUSTOMER SUPPORT SERVICES MANUAL

January 2002 (BAC)

Schedule “A”

1.0 INTRODUCTION

This document describes the Aircraft, including its power plant, systems and equipment.

Also included are descriptions of Seller’s Customer Support services that are provided to the Buyer as part of the sale of the Aircraft, including warranty, technical publications, crew training and the maintenance management system.

The Aircraft may be subject to changes during the course of the design, manufacture and certification process or as the result of any legislation, act, order, directive or regulation, or any interpretation thereof, of or by any government or governmental body. If such changes take place and apply to all aircraft in general or to all aircraft of the same category as the Aircraft and are effective after the date of the Agreement but before Delivery Time, Buyer shall pay Seller’s reasonable cost for such changes. If the incorporation of such changes delays the delivery of the Aircraft, that delay shall be an Excusable Delay under the Agreement.

2.0 GENERAL DESCRIPTION

Accommodation
Crew (minimum)	2
Passengers (typical/maximum)	8/19

Engines Number	2
Make/model	BR710A2-20
Thrust	14,750 lb.	65.6 kn
Maintenance Program	Task oriented
Flat rated to	ISA +20°C

Auxiliary Power Unit Make/model	Honeywell RE220GX
Maximum operational altitude	45,000 ft	13,716 m

Pressurization Maximum differential	9.64 psi	.67 kg/cm2
Emergency relief	9.92 psi	.69 kg/cm2
Maximum altitude with sea level cabin pressure	26,500 ft	8,077 m
Cabin at 45,000 ft altitude	6,000 ft	1,829 m

Dimensions
Exterior Length	99.4 ft	30.3 m
Height	24.8 ft	7.6 m
Wingspan	94.0 ft	28.6 m
Wing area (basic, reference area)	1,022 ft2	94.9 m2
Sweep (@ 25% chord line)	35 degrees
Wing aspect ratio	8.04
Fuselage maximum diameter	8.8 ft	2.7 m
Wheel track	13.33 ft	4.06 m
Wheelbase	42.83 ft	13.05 m
Minimum pavement width, 180° turn	68 ft	20.7 m

Hydraulic Systems Number of independent systems	3
Number of independent pumps	7
System pressure	3,000 psi	20.68 MPa
Fluid	Phosphate ester
Type IV low density

Electrical Power Systems Number of AC generators	6
Location and capacity	L/H engine: 2 @ 40 kVA
R/H engine: 2 @ 40 kVA
APU: 45 kVA
RAT: 9 kVA
Transformer rectifier units	(4) 150 amp units

Fuel Capacity Wing, fuselage and tail tanks	6,422 gal	24,310 l

Design limit load factor	from - 1.0g to +2.5 g

Noise (EPNdB)	GEX	(Part 36, Stage 3)
Take-off	82.4	(89)
Approach	89.8	(98)
Sideline	88.6	(94)

Interior Cabin length excluding cockpit	48.35 ft	14.7 m
Cabin width centerline	8.17 ft	2.49 m
Cabin width floor line	6.92 ft	2.11 m
Maximum height	6.25 ft	1.91 m
Floor area	335 sq. ft	31.1 m2
Cabin volume excluding cockpit	2,140 cu ft	60.6 m3
Passenger door: height	6.17 ft	1.88 m
width	3.0 ft	0.91 m
height to sill	5.3 ft	1.63 m
Baggage door: height	2.75 ft	0.84 m
width	3.58 ft	1.09 m
height to sill	6.58 ft	2.01 m
Aft storage volume	185 cu ft	5.24 m3

January 2002 (BAC)

Schedule “A”

Weights
A. Maximum ramp weight *	95,250 lb.	43,205 kg
B. Maximum gross take-off weight *	95,000 lb.	43,091 kg
C. Maximum landing weight	78,600 lb.	35,653 kg
D. Maximum zero fuel weight	56,000 lb.	25,401 kg
E. Basic operating weight**	50,300 lb.	22,816 kg
F. Maximum fuel weight	43,350 lb.	19,663 kg
Maximum payload (D-E)	5,700 lb.	2,585 kg
Payload with maximum fuel (A-E-F)	1,600 lb.	726 kg
Fuel with maximum payload (A-D)	39,250 lb.	17,804 kg
NBAA IFR fuel reserve (8 pax)	3,100 lb.	1,406 kg

*	Standard Max Gross Take-off Weight of 93,500 lb, (42,411 kg). Also Optional Service Bulletin available increasing Max gross Take-off Weight 96,000 lb, (43,545 kg).

**	MWE @ 41,500 lb (18,824 kg) plus operating items @ 1,890 lb (857 kg) plus completion allowance @ 6,910 lb (3,134 kg).

January 2002 (BAC)

Schedule “A”

3.0 PERFORMANCE

Take-off (SL, ISA, Max take-off weight) Take-off distance	5,820 ft		1,774 m
Rotation speed - Vr		125 kts
NBAA, IFR Range Normal cruise speed of 0.85M	6,010 nm		± 1%
Landing (SL, Max landing weight) Landing distance	2,670 ft		814 m
Approach speed - Vref		128 kts

Cruise
Mmo (above 30,870 ft)	M 0.89	513 kts
High speed	M 0.88	505 kts
Normal speed	M 0.85	488 kts
Long range speed	M 0.80	459 kts
Maximum certified operating altitude	51,000 ft	15,545 m
Maximum initial cruise altitude after MTOW departure	43,000 ft	13,106 m

4.0 CERTIFICATION

The Aircraft is certified to chapter 525 change 6 of the Canadian Airworthiness Manuel by Transport Canada (TC), to FAR 256 of the American Federal Aviation Administration (FAA) up to and including Amendment 97 and to the Joint European Type Certification requirements of JAR 25 at Change 14 (as amended by any additional special conditions applied by the certifying authorities). The Aircraft is certified for operations in day and night, under VFR and IFR conditions and is RVSM compliant.

Seller will provide Buyer an FAA Standard Airworthiness Certificate.

5.0 STRUCTURAL DESIGN

The Aircraft is a swept-wing monoplane with a pressurized cabin and is capable of accommodating a pilot, a co-pilot, a third crewmember and up to 19 passengers.

The Aircraft structure, in general, is fabricated from aluminum alloy but also includes alloy steels, stainless steel, titanium and composites. Materials used are in accordance with standard U.S. aerospace industry specifications for aircraft quality materials.

The Aircraft structure and systems are designed and installed to facilitate inspection, maintenance and permit ready removal of appropriate items. Parts and assemblies subject to ready removal from the Aircraft are interchangeable and/or replaceable from one BD-700-1A10 aircraft to another where Seller considers this practical.

The Aircraft and its installed equipment is certified to operate at ground level ambient temperatures from -30ºC (-22ºF) to +45ºC (+113ºF). The Aircraft pressurization system is certificated for operations up to a maximum of pressure altitude of 51,000 ft.

6.0 FUSELAGE GROUP

The fuselage consists of nose, center and aft sections joined together. It incorporates attachments for the tail group, engine support structure, pylons and nose landing gear. Except for the nose and aft sections, the fuselage cross-section is a 106-inch diameter circle.

The fuselage is of semi-monocoque construction, utilizing chem-milled alloy skins with aluminum alloy frames and stringers. Areas adjacent to or affected by high heat sources are constructed of fire-resistant or fireproof materials as appropriate.

A radome of composite material and designed for use with a high resolution X band radar is installed on the fuselage nose.

The fuselage is designed for internal pressurization with the pressure-sealed area extending from the bulkhead forward of the flight station in the nose to the bulkhead aft of the cabin. The latter bulkhead forms the aft face of the baggage compartment.

7.0 WING GROUP

The wing is a swept unit mounted at the side of the fuselage and incorporates winglets, ailerons, ground spoilers, multi-function spoilers, inboard, mid and outboard single slotted Fowler flaps, integral fuel tanks, slat support and structures for the main landing gear. Access holes and covers are provided in the wing skin panels to permit access to the entire wing interior.

The wing is a two-piece unit consisting of spars covered top and bottom with stiffened skin panels of aluminum alloy. Shear web type ribs carry the air loads, act as contour support and fuel tank baffles. The tanks are compartmented and mechanically sealed using sealing compounds. The tanks have an overcoat of polyurethane.

Part-span slats mounted on the forward spar together with a fixed leading edge part form the leading edge, excluding the winglets. Thermal anti-icing is provided inside the slats and fixed leading edge.

The wing includes the following control surfaces:

•	Inboard, mid and outboard fowler flaps, incorporated into the trailing edge.

•	Slats mounted on forward spar from the wing leading edge. Thermal anti-icing is provided inside the slats.

•	Ailerons, constructed of carbon fiber reinforced plastic skins and spar, with full depth honeycomb core, and metallic hinge fittings. They are sealed and are protected against lightning strikes.

•	Six spoilers mounted on hinges attached to the rear and auxiliary spar in the upper surface of each wing. The two inboard spoilers’ function as ground spoilers, while the remaining four are multi-function. The spoilers are constructed of carbon fiber reinforced plastic and honeycomb. They are sealed and are protected against lightning strikes

January 2002 (BAC)

Schedule “A”

8.0 EMPENNAGE GROUP

The empennage is of a “T” configuration, comprising an incidence adjustable horizontal stabilizer with elevators, mounted at the top of a vertical stabilizer and rudder.

The horizontal stabilizer is a one-piece sweptback unit mounted at the top of the vertical stabilizer. It incorporates pivot and actuation mounting fittings to allow incidence adjustments, hinges for elevators and provision for sealing at its interface with the vertical stabilizer.

The fully cantilevered sweptback-type vertical stabilizer is an all-metal construction unit and incorporates the rudder, also an all-metal construction unit. The leading edge incorporates the HF antenna.

9.0 LANDING GEAR

The Aircraft undercarriage is composed of one steerable nose landing gear (NLG) and two trailing-link type main landing gear units (MLG). Each nose and main gear assembly has twin wheels and tires. The main wheels are fitted with hydraulically powered and electrically actuated carbon brakes. Anti-skid protection and automatic braking is also provided.

The landing gear is of the tricycle type. The two MLG assemblies, one located on the inboard portion of each wing, retract inboard each into the MLG bay located in the central fuselage. The NLG assembly is located beneath the cockpit and retracts forward into the nose section of the fuselage. Normal extension and retraction is electrically controlled and hydraulically operated by the cockpit landing gear control handle located in the center console.

Landing ge ar position and status is visually displayed on EICAS and aurally annunciated in the cockpit. The anti-skid, brake control, nose wheel steering indications and status are also displayed on EICAS and interface with the central maintenance system for failure detection.

The Aircraft has four braked main wheels (two per main gear), and two free rolling nose wheels. The main wheels and nose wheel are fitted with tubeless tires incorporating fusible plugs for over temperature protection and metallic diaphragm plugs for over pressure protection.

Brake temperature is monitored with a system consisting of four sensors each mounted in a brake housing and a brake temperature-monitoring unit. Independent brake temperature is indicated in the cockpit on the EICAS.

The brake/anti-skid control system interfaces with a dual integrated digital electronic controller with autobrake capability. The control unit provides brake control with independent wheel anti-skid protection, locked wheel crossover protection, touchdown protection, gear retract braking and Built-In-Test-Equipment (BITE).

The steering system is comprised of an electronically controlled and hydraulically powered actuation of the nose landing gear steering actuators for taxi, take-off and landing operations. When the steering is not active due to pilot selection or failure conditions, the system continues to provide effective shimmy damping to ensure dynamic stability of the nose wheel.

Steering commands are input to the Electronic Control Unit (ECU) through the pilot’s hand wheel (full authority) and/or rudder pedals (limited authority).

Landing gear retracted, in travel, not safe or down-and-locked as well as gear doors open indication is provided to the crew via the EICAS system. “Gear not down” aural warning is provided.

10.0 POWER PLANT

Two Rolls-Royce Deutschland BR710A2-20/01 bypass turbofan engines power the Aircraft. The engines produce 14,750 lb. of thrust up to 35°C (ISA+20°C) at sea level. The engine is assembled from seven sub-assemblies: fan rotor, intermediate fan casing, HP compressor, combustor/HP turbine, LP turbine, exhaust case and accessory gearbox. It has a single stage low-pressure fan driven by a two stage shrouded low-pressure turbine. A ten-stage high-pressure compressor is driven by a two-stage high-pressure turbine. The first four stages of the compressor are equipped with variable-pitch stators controlled by the engine’s Full Authority Digital Engine Control (FADEC). The combustor is an annular conventional flow type designed for low emissions and smoke control. A forced mixer exhaust is integrated with a two-door full flow type thrust reverser. The hydraulically operated thrust reverser system, with weight on wheels or wheel spin-up available, will deploy when the thrust reverser levers on the throttle quadrant are operated. For maintenance, the thrust reverser can be locked open.

The engine has been designed for “on condition” type maintenance which requires periodic inspection of specific major components. Only those parts that show distress are replaced or overhauled. The periodic maintenance checks are established utilizing the MSG-3 process.

The complete power plant assembly is detachable from the pylon as a unit.

Auxiliary Power Unit (APU)

A Honeywell RE220 gas turbine APU is installed in the Aircraft tail cone to provide bleed air and electrical power on the ground and in flight. Control of APU speed and temperature is automatic. APU starting is initiated by a single switch located in the cockpit.

The APU supplies bleed air for cabin cooling and heating, as well as engine starting. The APU also drives a 40/45 kVA generator, which provides electrical power on the ground and as back-up to the main engine driven generators in-flight.

11.0 EQUIPMENT & FURNISHINGS

The Aircraft has a flight compartment and main cabin. The flight compartment includes the following equipment and furnishings:

•	All instruments and control panels

•	A checklist holder and letdown sheet holder

•	A map holder on each control wheel

•	Storage for flight handbooks and maps adjacent to each pilot

•	Storage compartments in the cockpit side consoles for the stowage of clip boards, charts, etc.

January 2002 (BAC)

Schedule “A”

•	16g pilot and copilot reclining seats (adjustable vertically and horizontally) with five point shoulder harnesses and inertia reels.

12.0 SYSTEMS

Flight Controls

Flight controls consist of two separate elevators, two ailerons, a single rudder, a trimmable horizontal stabilizer, eight multi-function spoilers and four ground spoilers. Six segments of Fowler flaps and eight segments of leading edge slats are also installed.

The primary flight controls are conventional, mechanically controlled and hydraulically operated. Cockpit surface position indications are displayed on EICAS. Primary lateral control is accomplished by hydraulically powered ailerons and assisted by multi-function spoilers. The aileron control is a dual system with anti-jam protection. Pitch control is provided by a dual mechanical control system activating two separate hydraulically operated elevators. Yaw control is provided by means of three power control units hydraulically powering the rudder.

The flap/slat system is controlled by an integrated flap/slat selector located in the cockpit with positions displayed on EICAS.

Eight multi-function, electrically controlled spoilers are installed, with simplex hydraulically powered PCU’s, one per surface. These spoilers provide roll control to assist the ailerons, in particular for crosswind landing cases. The spoilers can also be symmetrically controlled by the pilot, to be used as speed brakes, via the flight spoiler control lever. On the ground, these spoilers act as lift dumpers, and are automatically deployed similarly to the ground spoilers. Spoiler position is disp layed on EICAS. To provide ground lift dumping, four ground retract/extend spoilers (inboard/outboard) with simplex actuators are installed. They are controlled in pairs by a hydraulic manifold and are automatically commanded to deploy by their dual controllers, along with the multi-function spoilers, upon Aircraft touchdown or rejected take-off. Status and positioning is displayed on EICAS.

Lateral and directional trim is accomplished by controls on the center console that operate electric trim actuators. Longitudinal trim is accomplished by switches on the pilots’ control wheels, which command changes in the horizontal stabilizer angle through flight control units. Mach trim is also provided by the flight control units. Trim indication is provided on EICAS. To provide ground lift dumping, four ground retract/extend spoilers (inboard/outboard) with simplex actuators are installed. They are controlled in pairs by a hydraulic manifold and are automatically commanded to deploy by their dual controllers, along with the multi-function spoilers, upon Aircraft touchdown or rejected take-off. Status and positioning is displayed on EICAS.

Fuel System

Fuel is contained in a wet wing box structure sealed to form three main separate wing tanks. An aft fuel tank is located to the aft side of the rear pressure bulkhead.

Each engine is supplied with fuel from its respective feed tank, which contains two AC primary, and one DC backup electric boost pumps. Crossfeed between engines is provided by controlling an isolation valve. Fire shut-off valves are installed on each engine and APU feed line. The scavenge and transfer systems maintain the feed tanks full during nose up attitudes and provide automatic transfer of fuel from the central tank to the wing tanks.

A vent system to control the pressure in the fuel tanks is provided, terminating in two underwing mounted ram air scoops. Also provided are two fuselage fuel vent surge boxes to prevent fuel spillage. Cockpit control is provided on the overhead panel and fuel quantity and warnings are displayed on EICAS.

A single point pressure refuel/defuel manifold containing shut-off valves is provided.

A fuel re-circulation system is provided to ensure continued operation of the fuel system even during flights of long duration at extreme temperatures.

Hydraulic System

Three fully independent and isolated hydraulic systems provide power to the flight controls and other systems in the Aircraft. All three systems operate at a nominal pressure of 3,000 psi, and use phosphate ester Type IV low density hydraulic fluid.

System #1 powers flight controls and left hand thrust reversers. System #2 powers flight controls, right hand thrust reversers, brakes and main landing gear emergency extension. System #3 supplies pressure to flight controls, landing gear, nose steering and brakes. In case of emergency, a ram air turbine (RAT) system incorporates a hydraulic pump, which provides essential power to the systems through System #3.

Visual and aural indication regarding the system status, including system pressure, quantity and temperature, pumps and shut-off valve status, is given in the cockpit via EICAS.

Electrical System

Primary electrical power is provided by four 40 kVA alternating current (AC) generators. Two generators are coupled to each engine auxiliary gearbox. Also, electrical power may be provided by a 45 kVA generator coupled to the APU. Direct current (DC) electrical power is provided by four 150A transformer rectifier units (TRU), powered from the AC power sources. In case of emergency, electrical power is provided by a 9 kVA ram air turbine (RAT) generator and by two nickel-cadmium batteries. (1-25 Amp-hr and 1-42 Amp -hr).

On the ground, electrical power can be provided either via the AC or the DC external power receptacle.

The AC power distribution system is divided in four independent and isolated distribution systems/buses, which are normally fed by different power sources and are virtually interrupt free.

Power distribution to user equipment is handled by the electrical management system (EMS) providing automatic

January 2002 (BAC)

Schedule “A”

system reconfiguration, optimizing availability of electrical power to user equipment and minimizing pilot workload. Two EMS control and display units are located in the cockpit for monitoring and control by the pilots. As required.

Environmental Control System

The dual environmental control system (ECS) provides the following:

•	A supply of conditioned air to the cabin and cockpit;

•	Cabin pressurization;

•	Hot air anti-icing for the wing and engine air intake;

•	Ventilation and cooling air for the avionics equipment;

•	Emergency pressurization.

Each ECS consists of an engine bleed management system and an air cycle machine.

Conditioned air supply to the cabin and cockpit is provided by two separate systems; one system responding to the temperature selection of the cockpit and the other to the cabin. Cabin air temperature is sensed in two locations and the signals input to the ECS temperature controller. Conditioned air to the cabin is distributed from a duct on each side of the cabin. Conditioned air for the cockpit is supplied to the roof, side console panels and to the forward cockpit panel. Individual adjustable overhead air vents (gaspers) are installed at each pilot’s position.

The cabin pressure system consists of two independent controllers, interfacing with EICAS. The controllers automatically command the cabin altitude through their auto schedule, by regulating the electrically actuated outflow valves. Landing altitude is set via the FMS, however, a cockpit panel mounted selector provides an alternate means of choosing landing altitude if the FMS is not used. An independent protection is provided to automatically close the outflow valves, should cabin altitude exceed 15,000 ft. In automatic mode the system controls and maintains a cabin pressure altitude not to exceed 6,000 ft. up to 45,000 ft. and 7,230 ft. at 51,000 ft., providing appropriate cabin pressure control performance during steady and transient conditions. Cabin differential pressure, cabin pressure altitude and cabin pressure altitude rate of change are indicated on EICAS. A warning is displayed if the cabin pressure altitude exceeds 9,000 ft.

The wing and engine inlet anti-ice is an evaporative thermal bleed air system. It utilizes engine bleed air supplied from the intermediate or high stage engine bleed port according to the flight conditions. Each slat leading edge is comprised of a telescopic duct and flex joints. Piccolo tubes are provided to distribute the hot air inside the slat leading edge. The anti-ice system control and components status is displayed on EICAS.

The Aircraft windshields and cockpit side windows are electrically anti-iced. The pitot heads, static ports, angle of attack sensors and temperature probe are also electrically anti-iced.

Oxygen System

A gaseous oxygen system for flight crew protection in the event of a emergency decompression is installed in the Aircraft. Quick-donning pressure demand type masks with mask mounted regulators are provided for each pilot. A crew system pressure indication and low pressure warning is provided on EICAS.

Four oxygen supply cylinders with capacity of 50 cu.ft. each are installed to serve the flight crew and passengers.

Fire Protection

A fire detection and warning system with fault discrimination is installed, with fire detectors located in each engine nacelle and in the APU compartment. Three red fire warning lights are installed in the cockpit fire handles, one each for each engine nacelle and one for the APU compartment. An element in the wheel well warns of an overheat condition in either of the main wheel wells. Indication and test switches are provided in the cockpit.

A two-shot Halon fire extinguishing system for each engine and a two-shot system for the APU are installed in the fuselage aft section. The fire extinguisher bottle is fitted with a low-pressure switch, which provides an annunciation in the cockpit when pressure drops below a predetermined pressure setting.

One Halon type fire extinguisher is installed in the flight crew compartment.

Maintenance System

A Central Aircraft Information and Maintenance System (CAIMS) is installed in the Aircraft and uses a Portable Maintenance Access Terminal (PMAT) to access and monitor Aircraft system status. Each Aircraft system performs continuous self test and reports its current status to the PMAT, in addition to internally storing fault data along with time of occurrence and flight information.

The PMAT interprets the fault data and displays fault information in plain English along with flight deck effects. The fault information is linked to the aircraft maintenance manual (AMM) that is contained on a CD ROM incorporated in the PMAT, providing immediate access to maintenance and trouble shooting information.

The PMAT is also used to interrogate systems to download flight fault information and to initiate built in test functions.

The capability to interrogate CAIMS in-flight is available as an option and provides some of the maintenance features such as flight deck effects and fault correlation with a direct link to the AMM.

13.0 INSTRUMENTATION & AVIONICS

General Description

The Aircraft is equipped with a six-tube Honeywell Primus 2000 XP avionics suite. The six displays are laid out in a six-across configuration. Two displays in front of each pilot provide Primary Flight Display (PFD) and Multi-Functional Display (MFD) information. The PFD presents flight director, airspeed, altitude, attitude, heading, as well as Horizontal Situation Indication (HSI). The MFD provides moving map and weather radar information as well as traffic warnings from the Traffic and Collision Avoidance System (TCAS). The MFD may be manually reverted to either a PFD or EICAS.

January 2002 (BAC)

Schedule “A”

The Engine Indication and Crew Alerting System (EICAS) system is installed consisting of a primary EICAS display, a secondary EICAS display (both installed on the center instrument panel), data acquisition units and a control panel. The functions provided by the EICAS are as follows:

•	Engine parameter display

•	Crew alerting messages

•	Aural warnings

•	Aircraft synoptics pages for

•	Flight Controls

•	Electrical Systems

•	Hydraulics Systems

•	Fuel System

•	Anti-Ice System

•	Environmental Control System

•	Aircraft systems indications for

•	Gears

•	Doors

•	FDR

•	Lamp Driving

•	APU

•	Brake Temperature

•	Cabin Pressurization.

EICAS displays can be displayed on either or both of the Multi-Function Displays (MFD) by manually switching in the event of a failure. Master caution and warning indications are located on the glareshield at both crew positions.

A digital flight data recorder (FDR) system is installed to provide a record of Aircraft parameters required by the FAA and includes an underwater location device.

The following standby instruments are installed in the Aircraft:

•	Attitude indicator

•	Combined airspeed/indicator/altimeter

•	Compass

Auto Flight

The Aircraft is equipped with an autoflight system, which provides the following major functions:

•	Flight Director

•	Autopilot

•	Yaw Damper

•	Autothrottle

The flight director modes are selected on the flight control panel or via the go-around switches on the throttles. The flight director commands and mode selection is displayed on the PFD. The flight director modes include:

Flight Director Modes

Lateral	Vertical	Multi-Axis
- Heading Select	- Altitude Hold	- Approach
- Navigation	-Altitude Select	- Go Around
- Approach	- Vertical Speed Select	- Takeoff
- Back Course	- Flight Level Change	- Windclear Guidance
- VNAV

The dual autopilot system outputs pitch and roll steering commands to the autopilot servos. The autopilot engage status is displayed on the PFD.

The dual yaw damper system provides yaw damping and turn coordination functions.

The autothrottle computations are performed within two integrated avionics computers. Each computer is capable of independently driving both throttle servos to move the throttles and provides inputs to the engine full authority digital engine control (FADEC). Autothrottle modes are integrated with autopilot modes. The autothrottle performs the engine synchronization function.

Communications

The Aircraft communication system is comprised of:

•	Two VHF communication systems. Transceiver tuning is achieved through either of two RTU’s. Space and power provisions are made for a third VHF system.

•	A dual digital HF communication system. Tuning is achieved through either of the two RTU’s or the two FMS CDU’s.

•	A single SELCAL system which provides an aural annunciation and an EICAS message when a preset code is received by either the VHF or HF radios. The system is capable of monitoring three VHF and two HF radios.

Provisions are made in the Aircraft for the following:

•	SATCOM (6-channel) — space and power provisions

•	Datalink — Space and power provisions

•	Flight phone in the cockpit.

•	Passenger Address Amplifier Unit.

A two channel interphone system with hand held microphones and individual controls for pilot and co-pilot is installed in the Aircraft. Radio transmission press-to-talk buttons are located on the control wheels. An intercom/hot mic switch is incorporated in each audio control panel.

A Cockpit Voice Recorder system is installed to record area voice communication, as well as pilot and co-pilot communication. The unit records continuously and retains the last thirty minutes of voice data.

Indicating/Recording Systems

All instrument presentations are graduated in United States units of measure for land planes (fuel quantity in lb., fuel flow in lb./hr., altitude in ft.), except temperature indicators (in degrees Celsius) and airspeed indicators (in knots or Mach number as applicable). All placards read in the same units as the instruments affected.

The arrangement of the controls and instruments allow the pilots to fly the Aircraft from the LH or RH seat. A center console is installed between the pilot and co-pilot, on which the engine and system controls and trim controls are mounted.

Two clocks are installed, one on the pilot’s side panel, the other on the co-pilot’s side panel.

Navigation

The navigation system includes the following components:

January 2002 (BAC)

Schedule “A”

Air Data System (ADS) - The ADS consists of three digital air data computers (ADC’s). Three total air temperature probes are installed to provide temperature inputs to the ADC’s. The ADC’s use pitot, static and temperature inputs to compute altitude, vertical speed, airspeed, and Mach number data

Electronic Flight Instrument System (EFIS) - An EFIS is provided with the Aircraft utilizing the PFD, the MFD and a display control panel for each pilot. The processing and symbol generation is part of the integrated avionics computer.

Weather Radar - A digital color radar system with dual radar controller is installed. Radar data is displayed on the MFD’s. The system also has turbulence detection capability. Space and power provisions are present for an optional lightning sensor system.

Radio Altimeter - Two radio altimeters are installed with data displayed on both PFD’s.

Inertial Reference System (IRS) - Three inertial reference units are installed each providing attitude and heading, rate, acceleration and position data for use by EFIS, AFCS and other systems. IRS position data is utilized by the FMS’s for navigation. Integrated mode select units coupled to each inertial reference unit allow selection of IRS modes (NAV or ATT). IRS initialization is via either FMS or the Lasertrak unit, which can also act as a back-up navigator. One inertial navigation display unit (INDU) is installed to provide basic navigation capabilities as back-up to the FMS.

Very High Frequency (VHF) Navigation - Two VOR/ILS/MKR VHF navigation systems are installed in the Aircraft. Both systems are tuned by the RTU’s.

Automatic Direction Finder (ADF) - Two digital ADF systems are installed in the Aircraft. The ADF receivers are tuned by the RTU’s.

Distance Measuring Equipment (DME) - Two 6-channel DME systems are installed. Channel 1 and 2 are manually tuned, while the remaining channels are tuned by the FMS.

Air Traffic Control (ATC) Transponder - Two Mode-S transponders are installed in the Aircraft. Transponder control and selection are performed via the RTU’s.

Traffic Collision Avoidance system (TCAS) — A TCAS is installed comprising of a TCAS processor, one top mounted directional antenna and one bottom mounted omnidirectional antenna. The system is controlled by the RTU’s.

Flight Management System (FMS) - The Aircraft is equipped with two FMS’s comprising of two color CDU’s flight management computers and a fixed data loader, installed on the pilot’s side console, which can interface with the FMS. The FMS includes the following features:

•	Flight plans

•	Lateral and vertical navigation

•	Dual operation

•	Map data outputs for EFIS

•	Worldwide database, including airways, SIDS and STARS

•	Holding pattern specification for any waypoint and a present position hold at any time

•	Back-up radio tuning

•	Progress data display

•	Autothrottle interface

•	Fuel leak detection

•	Space and power provisions are present for a third FMS.

Global Positioning System (GPS) - A single GPS system is installed. GPS data is fed to the FMS. Space and power provisions are present for the installation of an optional second GPS.

Enhanced Ground Proximity Warning System (EGPWS) - A GPWS system with wind shear detection is installed. Warnings are displayed in the PFD, enhanced terrain avoidance is displayed on the MFD’s.

In addition to the above, provisions are made for the following optional equipment:

•	Head-up Guidance System

•	Cockpit printer

•	Emergency Locator Transmitter (ELT)

14.0 CUSTOMER SUPPORT SERVICES

Inspection and Acceptance Procedures

Seller will advise Buyer when the Aircraft will be available for Buyer’s inspection and acceptance in accordance with the Agreement. Buyer will be entitled to have as many representatives as it deems required to participate in the inspection and acceptance of the Aircraft; however, only 2 representatives of Buyer may participate in flight tests due to safety, insurance and regulatory requirements.

Flight Operations Support

Upon request by Buyer, Seller will provide, at no additional cost, the services of its pilots for the following activities:

i)	One pilot to assist Buyer during acceptance of the Completion Work from the interior completion center.

ii)	One pilot, for a period of up to 14 days from Delivery Time, to familiarize Buyer’s flight crews with day-to-day Aircraft operations

In addition, Seller will provide, at no additional cost, the services on one dedicated, on-site, field service representative (FSR) to assist with the start-up of flight operations of the Aircraft for an initial period of 14 days. Buyer will be responsible to reimburse the reasonable travel and living expenses of Seller’s pilots and FSR.

Training

As part of the Purchase Price, Seller shall make available, at its designated facilities, the following courses:

•	A ground and simulator flight-training program for four qualified pilots to type rating;

•	Ground maintenance-training program for two mechanics; and

•	Training for two flight attendants.

January 2002 (BAC)

Schedule “A”

Buyer shall be responsible for all travel and living expenses of Buyer’s personnel. Seller recommends that all training be completed before placing the Aircraft into service, but, in any event, all training must be completed no later than 1 year from Delivery Time or Buyer’s rights to training at no additional cost shall expire.

Technical Data and Services

The Aircraft will be delivered with the following documentation and the technical publications that are included in the Purchase Price of the Aircraft:

Manual Description	Quantity
Service Bulletins	1
Airplane Flight Manual	2
Quick Reference Handbook	2
Flight Crew Operating Manual	2
Flight Planning and Cruise Control Manual	1
Ground Handling & Service Information	1	*
Maintenance Manual	1	*
Wiring Diagram Manual	1	*
Wiring List Manual	1	*
System Schematic Manual	1	*
Illustrated Parts Catalog	1	*
Time Limits/Maintenance Checks	1	*
Structural Repair Manual	1	*
Weight & Balance Manual	1	*
Non-Destructive Test Manual	1	*
Illustrated Tool & Equipment Manual	1	*
Component Maintenance Manual	1	*
Maintenance Planning Document	1	*
Fault Isolation Manual	1	*
Fault Reporting Manual	1	*
Rolls-Royce Service Bulletins	1
Rolls-Royce Time Limits Manual	1
Rolls-Royce Power Plant Build-Up	1

The manuals identified with an asterisk (*) are delivered in CD-ROM format. All others are delivered in hard copy.

In addition, commencing at Delivery Time, Seller shall make available, from time to time, to Buyer at its last address provided by Buyer in writing to Seller, service bulletins and general information applicable to the Aircraft, as well as any amendments to the documentation and technical publications referred to above applicable to Buyer’s Aircraft, for a period of 10 years after delivery of the last BD-700-1A10 aircraft manufactured by Seller. Seller shall provide this service at no additional cost to Buyer for a period of 5 years from Delivery Time.

Computer Integrated Maintenance Management System (CIMMS )

In order to facilitate the performance of maintenance of the Aircraft at required intervals, Seller provides Bombardier’s Computer Integrated Maintenance Management System (CIMMS) free of charge for one year commencing at the induction of the Aircraft at the Completion Center and, upon subscription, renewable annually thereafter.

Any computer software (“Software”) delivered by Seller to Buyer in connection with the CIMMS program or the Aircraft, excluding any Software covered by separate license agreements (whether shrink-wrap or otherwise), is being licensed to Buyer and not sold. Seller hereby grants to Buyer (who for this purpose is a mere licensee) a personal, non-exclusive, and non-transferable (except in connection with a transfer of the Aircraft) license to use the Software solely for its intended purpose and solely in connection with the intended operation of the Aircraft. The Software, all copies thereof, and all derivative works based thereon, in whole or in part, and all copyright, patent, trade secret, and other intellectual and proprietary rights therein (whether arising under the laws of Canada, the United States, or under other foreign laws or international treaties), are and shall remain the property of Seller. All copyright, patent, trademark, and other similar notices shall be displayed as designed. Buyer shall not duplicate or permit the duplication of the Software. Buyer shall not modify, translate, reverse assemble, reverse engineer, or decompile the Software, in whole or in part. The license shall terminate when the Software is no longer being used as intended in connection with the CIMMS program or the Aircraft.

Bombardier Smart Parts Plus Program

Buyer will have the option of enrolling the Aircraft in Bombardier’s Smart Parts Plus program applicable to the Aircraft. These programs provide aircraft parts and components replacement coverage at a fixed dollar rate per flight hour.

15.0 WARRANTY

15.1 Seller warrants to Buyer that at Delivery Time, the Aircraft shall be free from: i) defects in material, ii) defects in manufacture and iii) defects in design, having regard to the state-of-the-art as of the time of design of the Aircraft (“Warranty”). Seller’s sole obligation and liability under this Warranty is a) expressly limited to correction by repair, replacement or rework of the item(s) by Seller (or its affiliates) at its facilities, or at such other facility as may be designated by Seller, of any defect specified above and b) subject to Buyer giving notice to Seller of a claim under this Warranty as soon as practicable but in no event later than expiration of the Warranty periods set forth below. Any item(s) (excluding the Aircraft) found defective shall be returned to Seller at Seller’s expense.

15.2 The Warranty in respect to the Aircraft shall be for 5,000 flight hours or 5 years from Delivery Time, whichever first occurs except that for the Completion Work, the Warranty shall be for 2,000 flight hours or 2 years from Delivery Time, whichever first occurs.

15.3 Notwithstanding the above, the Warranty period applicable to airframe primary metal structures as defined in Section 51 and as detailed in Sections 53 (Fuselage), 55 (Stabilizers) and 57 (Wings) of the Aircraft Structural Repair Manual in effect as of the date of this Agreement shall be for 20,000 flight hours or for 20 years from Delivery Time, whichever first occurs; provided, however, that such extended Warranty period does not apply to doors, fairings, covers and systems/equipment support structure, for which specific items the Warranty period shall be as stated in Article 15.2.

January 2002 (BAC)

Schedule “A”

15.4 Buyer shall be entitled to claim a repair, replacement or rework pursuant to this Warranty provided:

i)	the Aircraft has not been operated or maintained in material violation of the provisions of Seller’s Approved Flight Manual, Maintenance Manual and Service Bulletins, and as each thereof may be amended from time to time by Seller;

ii)	an installation, repair, alteration or modification to or of the Aircraft made by Buyer or a third party has not been the cause or a contributing cause of the defect;

iii)	the Aircraft has not been subjected to misuse, abuse or accident or has not been improperly stored and protected against the elements when not in use.

15.5 Notwithstanding any other provisions herein, the Warranty shall not apply to any engines installed on the Aircraft. The engine warranty shall be provided directly by the engine manufacturer (Rolls-Royce Deutschland) to Buyer, shall be the sole responsibility of the engine manufacturer, and the rights of Buyer with respect to the engines shall be a matter as between the engine manufacturer and Buyer. Buyer agrees that Seller shall have no obligation or liability for any engine warranty including, without limitation, any lack of performance, reliability or maintainability of the Aircraft as a result of the engines.

15.6 Seller does not warrant any accessory, equipment or part incorporated in the Aircraft, which is not furnished pursuant to this Agreement.

15.7 Any repair, replacement or rework under the Warranty shall be covered to the extent of the unexpired portion of the Warranty periods set forth in this Article 15 remaining at the time of such repair, replacement or rework.

15.8 Buyer shall maintain reasonably complete records of operations and maintenance of the Aircraft and shall make such records available to Seller as Seller may reasonably require. If Buyer fails to maintain those records Seller shall be relieved of its Warranty obligations.

15.9 The Warranty is for the benefit of Buyer, its successors and all persons to whom title to the Aircraft may be transferred during the Warranty periods set forth herein, provided that any successor or owner shall remain subject to the applicable provisions of this Agreement to the same extent as Buyer.

16.0 PATENT AND TRADEMARK PROTECTION

Subject to the provisions set out below, Seller agrees to indemnify and defend Buyer and save Buyer harmless against any claim brought against Buyer that Buyer’s use of the Aircraft constitutes an infringement of any a) U.S. or Canadian patent or trademark, or b) foreign patent or trademark having a United States or Canadian counterpart and issued by any country which has ratified and is at the time of any such actual or alleged infringement a contracting party to the Convention on International Civil Aviation and the International Convention for the Protection of Industrial Property provided that:

i)	Buyer notifies Seller in writing of the claim within 10 days after Buyer’s receipt of the claim;

ii)	Upon Seller’s written request, Buyer immediately gives to Seller control over the defense and/or settlement of the claim;

iii)	Buyer fully cooperates with Seller in such defense and/or settlement; and

iv)	Buyer does not prejudice Seller’s conduct of such defense and or settlement.

In no event shall Seller have any obligation with respect to any liability, loss, damage or expense in respect of, arising out of or resulting from any lack or loss of use of the Aircraft.

The foregoing shall only create an indemnity obligation upon Seller for claims which are solely and directly based upon the use, sale or offer for sale of the Aircraft. No indemnifying obligation shall arise or exist with respect to claims that are based upon the engines, avionics equipment, or any accessory, equipment or part thereof, or any other accessory, equipment or part which was not manufactured by Seller or which was not manufactured exclusively pursuant to Seller’s detailed design, or which was included in the Aircraft either by Buyer, on behalf of Buyer or at Buyer’s request, or which was supplied by Buyer or procured or manufactured by Seller in accordance with Buyer’s specifications, nor shall any obligation arise or exist if the alleged infringement is based upon the use of the Aircraft in a manner prohibited by relevant directives or regulations issued by appropriate government agencies or instrumentalities.

Subject to the foregoing provisions of this Patent and Trademark Protection, Seller shall pay court costs and its reasonable attorney’s fees for defending such claim, as well as the amount of any settlement deemed advisable by Seller or any damages that may be awarded against Buyer in respect of such claim. At its own expense, Seller may at any time, at its option:

i)	procure for Buyer the right to continue to use the Aircraft; or

ii)	modify the Aircraft, including modifying or replacing any part thereof to render the Aircraft non-infringing.

In the event the use of the Aircraft by Buyer has been enjoined, Buyer shall have the right to require Seller to take action in accordance with the foregoing, provided that it shall be Seller’s sole option as to which alternative action it takes. Except as expressly provided above, Seller does not provide any other representation, warranty or protection concerning patents or trademarks with respect to the Aircraft.

17.0 CONSULTANTS

Should Buyer retain the services of a consultant or other third party representative (the “Consultant”) in connection with this Agreement, Buyer agrees to have such Consultant sign Seller’s standard non-disclosure agreement.

January 2002 (BAC)

Schedule A-1

BOMBARDIER AEROSPACE

COMPLETION SPECIFICATION

For The

GLOBAL EXPRESS

Prepared For:

Williams-Sonoma, Inc.

S/N 9120

Specification No.	: BCC-GX-302
Date	: June 20, 2002
Customer Specific
Amendment 2	: April 29, 2003

Specification No.	: BCC-GX-302
Date	: June 20, 2002
Customer Specific
Amendment 2	: April 29, 2003
Page No.	: i

1.0		GENERAL STATEMENTS AND CONDITIONS	1
	1.1	SCOPE	1
	1.2	DEFINITIONS	1
	1.3	QUALITY AND CERTIFICATION	2
	1.4	INCOMING INSPECTION	4
	1.5	FERRY EQUIPMENT	4
	1.6	PRESERVATION AND PROTECTION	4
	1.7	ADDITIONAL WORK	4
	1.8	EQUIPMENT AND SYSTEM(S) AT RISK	5
	1.9	PROGRAM STATUS/CUSTOMER ACCESS	5
	1.10	FLIGHT TESTING	5
	1.11	PRE-DELIVERY	5
	1.12	DOCUMENTATION	6
	1.13	CUSTOMER APPROVALS	7
	1.14	DESIGN AND INSTALLATION PRACTICES	8
2.0		SOUNDPROOFING	9
3.0		OXYGEN SYSTEM	10
	3.1	PURITAN BENNETT “SWEEP ON” 2000 MASKS	10
	3.2	ADDITIONAL QUICK DONNING MASK (MC-20)	10
4.0		ENVIRONMENTAL CONTROL SYSTEM (AIR CONDITIONING)	11
	4.1	ENTRY AREA HEATER	11
5.0		POTABLE WATER SYSTEM	12
6.0		COCKPIT	13
	6.1	COCKPIT HEADLINER	13
	6.2	COCKPIT HOLDERS AND POUCHES	13
	6.3	INSTRUMENT PLACARD	13
	6.4	JEPPESEN STORAGE BOX	13
	6.5	COCKPIT FLASHLIGHTS	13
	6.6	COCKPIT FOOTRESTS	13
	6.7	ILLUMINATED APPROACH CHART HOLDERS	13
	6.8	115V/60HZ OUTLETS	13
7.0		ENTRY AREA	14
	7.1	HEADLINER	14
	7.2	COCKPIT CURTAIN	14
	7.3	ACOUSTIC CURTAIN	14
	7.4	AlRSTAIR	14
	7.5	JUMPSEAT	14
	7.6	FORWARD LAVATORY	15
	7.7	LH ENTRANCE ENCLOSURE	16
	7.8	GALLEY	17
	7.9	GALLEY ANNEX	18
	7.10	CREW AREA	19
8.0		PASSENGER MAIN CABIN	21
	8.1	BULKHEADS	21
	8.2	DOORS	21
	8.3	HEADLINER	21
	8.4	PASSENGER SERVICE UNITS (P.S.U.)	22
	8.5	SIDEWALL	22
	8.6	SIDE LEDGES	22
	8.7	DADO PANELS	22
	8.8	FLOOR COVERING	22
	8.9	MAGAZINE RACK	23
	8.10	PULL-OUT TABLES	23
	8.11	CONFERENCE H1-LO TABLE	23
	8.12	SINGLE SEAT- NARROW	23
	8.13	WIDE SEATS	24
	8.14	DOUBLE SEATS	24
	8.15	16G DIVAN	25

Specification No.	: BCC-GX-302
Date	: June 20, 2002
Customer Specific
Amendment 2	: April 29, 2003
Page No.	: ii

	8.16	DIVAN END CABINETS	25
	8.17	CREDENZA AND ENTERTAINMENT CABINET	26
	8.18	LOW CABINET	26
9.0		AFT LAVATORY COMPARTMENT AND WARDROBE	27
	9.1	BULKHEADS	27
	9.2	DOOR	27
	9.3	HEADLINER	27
	9.4	PASSENGER SERVICE UNIT	27
	9.5	SIDEWALL	27
	9.6	VANITY CABINET	28
	9.7	SANITATION SYSTEM (MAGAIR)- AFT LAVATORY	28
	9.8	AFT WARDROBE AND STORAGE CABINET	28
10.0		BAGGAGE COMPARTMENT	29
11.0		AVIONICS - ELECTRICAL SYSTEMS	30
	SERVICE BULLETINS		30
	11.1	HONEYWELL MCS6000 SATELLITE COMMUNICATIONS (SATCOM) SYSTEM (SERVICE BULLETIN)	30
	11.2	TELEDYNE C2000 MAGNASTAR TELECOMMUNICATION SYSTEM “OFFICE IN THE SKY” (SERVICE BULLETIN)	30
	11.3	GLOBAL POSITIONING SYSTEM (GPS)-ADDITION OF A SECOND GPS (GPS 2) (SERVICE BULLETIN)	30
	11.4	FLIGHT DATA RECORDER MODIFICATION (FDR/CFMS 2002)- INSTALLATION ADDITION OF FORCE TRANSDUCERS	30
	11.5	INCREASE MAXIMUM TAKE-OFF WEIGHT (MTOW) TO 98,000 LBS	31
	11.6	EMERGENCY LOCATION TRANSMITTER (ELT) SYSTEM (SERVICE BULLETIN)	31
	11.7	CAIMS IN-FLIGHT PRINTING CAPABILITY (SERVICE BULLETIN)	31
	11.8	COMMUNICATION ADDRESSING AND RECORDING SYSTEM (ACARS) TELEDYNE DATALINK SYSTEM (SERVICE BULLETIN)	31
	11.9	HONEYWELL RCZ-833 3RD VHF TRANSCEIVER (SERVICE BULLETIN)	31
	11.10	MILTOPE COCKPIT PRINTER (SERVICE BULLETIN)	31
	11.11	HONEYWELL LSZ-860 LIGHTING SENSOR SYSTEM - LSS (SERVICE BULLETIN)	31
	11.10	THALES/SEXTANT HEAD-UP FLIGHT DISPLAY SYSTEM (HFDS) CAT II OPERATIONS (SERVICE BULLETIN)	32
	MISCELLANEOUS AVIONIC SYSTEMS		33
	11.11	JUMPSEAT AUDIO PANEL	33
	11.12	PASSENGER ADDRESS SYSTEM	33
	11.13	CABIN BUS DISCONNECT	33
	11.14	GROUND SERVICE CABIN POWER	33
	11.15	CABIN/LAVATORY CALL SYSTEM	33
	11.16	GALLEY/CABIN CIRCUIT BREAKER PANEL	33
	11.17	ELECTRICAL POWER	33
	11.18	ELECTRICAL OUTLETS	33
	11.19	CABIN PRINTER/FAX	34
	11.20	ADDITIONAL TRU	34
	11.21	COCKPIT AUXILIARY ANNUNCIATION PANEL	34
	11.22	THALES INTEGRATED ELECTRONIC STANDBY INSTRUMENT (IESI)	34
	11.23	HONEYWELL FMS CDU-820’S (FULL INSTALLATION OF 2 PRIMARY UNITS)	34
12.0		SWITCH PANELS AND ENTERTAINMENT	35
	12.1	EXTERIOR SWITCHES	35
	12.2	AUDIO SYSTEM	35
	12.3	VIDEO SYSTEM	35
	12.4	THE “AIRSHOW NETWORK” FLIGHT INFORMATION SYSTEM	36
13.0		LIGHTING	37
	13.1	AIRSTAIR AND BOARDING LIGHTS	37
	13.2	COCKPIT LIGHTS	37
	13.3	ENTRANCE AREA HEADLINER LIGHTS	37
	13.4	LH ENTRANCE ENCLOSURE LIGHT	37
	13.5	FORWARD LAVATORY LIGHTS	37
	13.6	GALLEY LIGHTS	37
	13.7	CREW AREA LIGHTS	37
	13.8	CABIN UPWASH AND DOWNWASH LIGHTS	38
	13.9	CABIN READING AND TABLE LIGHTS	38
	13.10	FLOOR ACCENT LIGHTS	38
	13.11	ENTERTAINMENT COMPARTMENT LIGHT	38
	13.12	AFT LAVATORY LIGHTS	38
	13.13	WARDROBE LIGHT	38
	13.14	BAGGAGE COMPARTMENT LIGHTS	38
	13.15	CABIN ORDINANCE SIGNS	39
	13.16	CABIN EMERGENCY LIGHTS	39
	13.17	ESCAPE PATH LIGHTS	39

Specification No.	: BCC-GX-302
Date	: June 20, 2002
Customer Specific
Amendment 2	: April 29, 2003
Page No.	: iii

	13.18	EXTERIOR SERVICE PANEL LIGHTING	39
	13.19	PYLON LIGHTS	39
	13.20	PULSE LANDING LIGHT SYSTEM	39
	13.21	WHEEL WELL MAINTENANCE LIGHTS	40
	13.22	WINGTIP TAXI LIGHTS	40
14.0		MISCELLANEOUS INSTALLATIONS	41
	SERVICE BULLETINS		41
	14.1	ADDITIONAL REFUEL/DE-FUEL PANEL (SERVICE BULLETIN)	41
	14.2	TAIL LOGO LIGHT ILLUMINATION (SERVICE BULLETIN)	41
	14.3	SINGLE ADDITIONAL AFT CABIN WINDOW (SERVICE BULLETIN)	41
	OTHER MISCELLANEOUS INSTALLATIONS		41
	14.4	EXTERNAL TOILET SERVICING	41
	14.5	TOWBAR ASSEMBLY	41
	14.6	LADDER STORAGE	41
	14.7	AFT EQUIPMENT BAY STORAGE BOX	41
	14.8	CATWALK BATTERY ACCESS	42
	14.9	HANDRAIL EXTENSION	42
	14.10	COMMON KEY PANELS	42
	14.11	AFT EQUIPMENT BAY ACCESS LADDER	42
	14.12	EXTERNAL BAGGAGE DOOR LOCK OVERRIDE	42
	14.13	COCKPIT TRIM PANELS	42
15.0		EMERGENCY EQUIPMENT	43
	15.1	COCKPIT	43
	15.2	LH ENTRANCE ENCLOSURE	43
	15.3	CREW AREA	43
	15.4	GALLEY	43
	15.5	CABIN	43
	15.6	LAVATORIES	43
	15.7	AFT WARDROBE/STORAGE	43
	15.8	BAGGAGE AREA	43
16.0		LOOSE EQUIPMENT AND SPARES	44
	16.1	LOOSE EQUIPMENT	44
	16.2	SPARES	44
17.0		EXTERIOR PAINT	46
18.0		WEIGHT AND BALANCE AND CENTER OF GRAVITY	47
19.0		ANNEX “A” LIST OF BOMBARDIER FORMAT LAYOUT AND TRIM DRAWINGS	48

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific Amendment 2	:	April 29, 2003
Page No.	:	1

1.0	GENERAL STATEMENTS AND CONDITIONS

1.1	Scope

This Completion Specification in conjunction with the documentation explicitly referenced herein, defines the technical and management requirements as well as the Work to be performed for design, manufacture, installation, integration, test, and certification of an executive interior of a Global Express Aircraft. It also defines the manner in which the Work is to be conducted and controlled by Bombardier Completion Center.

Deliverables (Loose Equipment and Spares)

All contracted deliverables that can not accompany the aircraft at delivery owing to space constraints will be shipped (FOB Dorval/Tucson) to the required destination via a transportation mode acceptable to the customer.

Contracted deliverables will be defined as any loose equipment, spares, or components (divans, seats, tables, etc.) designed to accommodate a convertible (alternate) floor plan as identified within the specification.

1.2	Definitions

The following definitions are provided for use in reference to this specification.

“Space Provisions” for a specific installation means that the space only is allocated for a defined unit or installation. There are no brackets, bolt holes, wiring, fluid lines or other requirements, including structural provisions.

“Structural Provisions” for a specific installation means that primary structure is structurally adequate for installation. The brackets, bolt holes, wiring and fluid lines are not supplied or included as items in the normal weight of the aircraft.

“Power Provisions” for a specific installation, which means that primary electrical power and distribution systems are of sufficient capacity to permit later incorporation of specific equipment without modification to the primary power and distribution system. Power provisions do not include electrical wiring, hydraulic or pneumatic lines, brackets, bolt holes, etc. The installation weight for the equipment is not included in the weight of the aircraft.

“Wiring Provisions” for a specific installation means that primary wiring only is provided and installed (capped and stowed) in the aircraft. This does not include connector or circuit breaker installations unless otherwise specified. The weight of wiring installation will be included in the aircraft weight.

“Complete Provisions” for an item of equipment, assembly or installation means that all detail supports, brackets, fluid lines, tubes and fittings, electrical wiring and connectors, etc. have been provided so that the specific equipment can be installed, without alteration or additional parts. A full continuity check of the system wiring will be done prior to delivery. The installation weight for equipment used for testing is not included in the weight of the aircraft.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific Amendment 2	:	April 29, 2003
Page No.	:	2

1.3	Quality and Certification

Quality Control (QC) department personnel including Transport Canada (TC) authorized inspectors will be responsible for all inspection activities on the aircraft from the initial receiving inspection to final Customer inspection and delivery. In this capacity, QC will verify that all measures to preserve the aircraft, fabricate and install the interior to an approved design, workmanship and safety standards are maintained during the completion program.

The QC department will ensure that the systems, processes and procedures utilized are in accordance with the TC regulations for proper execution of the completion activities by all personnel working on the aircraft. The aircraft and installed assemblies will comply with the relevant requirements of the certification basis defined as per Transport Canada Type Certificate A-177.

A TC approved Quality Assurance and Quality Control system will be maintained by the Completion Center and applied to the work performed on the aircraft.

All installations will be approved under TC Supplemental Type Certificate. The Completion Center will be responsible for obtaining approval for the interior completion modifications and any required negotiations with the regulatory authorities.

The following configurations** will be approved:

a.	Configuration A: thirteen (13) passenger configuration featuring a mid cabin door at Fuselage Station 647.08
The airplane will be limited to private use only or, if the final country of registration is the United States, the airplane may not be used for hire or common carriage;

b.	Configuration B: ten (10) passenger configuration featuring a mid cabin curtain at Fuselage Station 647.08 which replaces the mid cabin door as a divider (end cap installed on LHS partition prevents use of mid cabin door) –
There are no limitations on the kinds of operations permitted; and

c.	Configuration C: eight (8) passenger configuration featuring a mid cabin door at Fuselage Station 647.08 –
There are no limitations on the kinds of operations permitted. The aft cabin divan and seats will be placarded to indicate they may not be occupied during takeoff or landing.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific Amendment 2	:	April 29, 2003
Page No.	:	3

Note that Transport Canada and FAA exemptions which permit installation of a mid cabin door and side facing divan(s) limit the kinds of operations permitted. The above configurations take these limitations into consideration and are designed to facilitate in-service conversion by the operator of the airplane to meet FAR Part 135 operations.

The registration information, specifying the aircraft’s final country of registration, and kind of operations to applicable operating rules for which approval is required (applicable operating rule) will be customer supplied during the initial specification definition. This information is also required to initiate any application for the aircraft’s certification subsequent to Contract Award. In addition, the customer must identify the configuration of the airplane (Configuration A, B or C as defined above) to be installed at the time of delivery.

**Note that modifications to this Specification may be required in order to comply with national requirements if the final country of registration is not the United States or Canada.

This Specification meets the airworthiness requirements of FAR Part 25 and the equipment requirements necessary for private category operation of the airplane (FAR Part 91 or CAR 604).

All Completion Center installations will comply with the applicable requirements for private category operations (FAR Part 91 or Transport Canada CAR 604) and be capable of flights of 10 hours or less under Part 135 operational requirements.

The airplane will feature wiring provisions only for an in-service conversion by the operator of the aft cabin to a flight crew sleeping quarters.

The Completion Center will provide a Canadian C of A for export to the United States.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific Amendment 2	:	April 29, 2003
Page No.	:	4

1.4	Incoming Inspection

Upon arrival of the aircraft at the Completion Center, before performing any work on the aircraft, the following incoming inspection activities will be performed in accordance with Completion Center standard practices. The result of any discrepancy or observations on the condition of the aircraft and equipment therein will be reported to the Customer and/or the factory.

A.	Documentation of any marred items and/or any discrepancies, including flight squawks reported by flight crew during ferry flight to the Completion Center.

B.	A visual inspection and detailed inventory of all loose equipment. The loose equipment will be appropriately stored during completion.

C.	Verification and record of Aircraft fuel and oil quantity at arrival.

D.	System operational and calibration checks.

E.	Measurement of aircraft weight (de-fueled).

1.5	Ferry Equipment

The ferry equipment, excluding Customer property, and any other temporary equipment will be removed from the aircraft upon arrival, packed and shipped to Bombardier in accordance with the furnished instructions.

1.6	Preservation and Protection

The airframe, engines and APU will be preserved by the Completion Center in accordance with the manufacturers’ (Bombardier, BMW/Rolls Royce and Allied Signal) recommended procedures. The Completion Center’s Quality Control department will verify that all necessary measures to preserve the aircraft will be suitably maintained during the period of the aircraft’s inactivity. The Customer will be provided with the documentary evidence that this has been accomplished.

1.7	Additional Work

In the event the Customer wishes to have additional work performed or a modification made to the approved package, the Completion Center reserves the right to decide whether it will proceed or not with the additional work request quotation. If the Completion Center decides to proceed with the additional work request quotation, the Completion Center will advise the Customer of the cost, weight and impact on the schedule that are associated with the additional work request via a Change Order. The Customer or Representative will provide written authorization, in signing the Change Order, prior to the Completion Center proceeding with the work.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific Amendment 2	:	April 29, 2003
Page No.	:	5

1.8	Equipment and System(s) at Risk

Any equipment or system(s) that the Customer wishes to have incorporated in the Specification that is still in a development stage with the vendor(s), our engineering or the Regulatory Authorities will be considered “At Risk” and will be/is listed in Annex “D”. The Bombardier Completion Center reserves the right to determine, at its entire discretion, if the available data and/or equipment is sufficiently mature to proceed with the installation of any “At Risk” equipment or system(s). If and when the Bombardier Completion Center decides to proceed with the installation of the “At Risk” equipment or system(s), whether it is a partial or complete installation, it will present to the Customer a Change Order showing the impact on pricing, weight and delivery schedule, if applicable. If the Bombardier Completion Center determines that it will not proceed with the installation of an “At Risk” equipment or system(s), a Change Order will be issued to delete such equipment or system(s) from the Specification. Furthermore, the Bombardier Completion Center reserves the right, at its entire discretion, to delete and/or disable any “At Risk” equipment or system(s) at the time of delivery of the Aircraft should such equipment or system(s) not function as intended and/or are not deemed certifiable by the applicable regulatory agencies.

1.9	Program Status/Customer Access

The Completion Center will regularly provide a status report and review it with the Customer. In addition, the Customer’s representative will have access to the premises during regular working hours from 8:00 A.M. to 4:30 P.M. in order to inspect the aircraft and observe the progress of the work. The Completion Center’s regulations concerning employees and facilities will be observed by the Customer or Representative.

1.10	Flight Testing

Testing/Inspection/Certification for ground and flight tests will be the responsibility of the Completion Center. The aircraft will be operated under TC regulations during flight tests. The test program will be conducted in accordance with Completion Center approved test procedures. All testing results will be reviewed and/or approved by the Completion Center. During the flight test program, the Completion Center will provide the necessary flight crews and ground support equipment that is required to perform all required certification flight tests.

BCC shall assume the cost of fuel and oil consumption during the completion flight test program that are needed to verify operational status of Completion Center ‘work’.

1.11	Pre-Delivery

The following will be accomplished immediately prior to delivery:

A.	A night lighting check.

B.	Fill the water system and service the lavatories.

C.	Supply the loose equipment/spares referenced in section 16.0.

D.	The Quality Control Certification documents will be reviewed by both the Customers’ Representative and the Completion Center’s Quality Control Representative.

E.	Supply documentation referenced in paragraph 1.12.

F.	The aircraft, including the windows, will be cleaned and the interior groomed.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific Amendment 2	:	April 29, 2003
Page No.	:	6
1.12	Documentation

Two (2) sets of the following documentation will be provided to the Customer by the Completion Center upon delivery of the aircraft. The overall depth and detail of the information will be to the level necessary to properly service and maintain items installed by the Completion Center as part of this Specification, in accordance with Chapter 5 “Global Express/ Time Limits / Maintenance Checks.”

A.	Documentation (2 books)

Contents of Document Binders (2 copies):

1.	Supplemental Type Certificate

2.	Drawing List (Modification List)

3.	Ground Test Procedures

4.	Flight Test Procedures

5.	Flight Manual Supplements

Maintenance Manual Supplements

Electrical Load Analysis

6.	Material Specification / Interior Accessories List

B.	Drawings – Mechanical Installations (1 book)

Contents of Drawing Binders (2 copies):

1.	Layouts

2.	General Arrangements

3.	Placards

4.	Splice Installation / Floor Cuts

5.	Schematics (oxygen and water)

6.	Light Installation – Exterior Access Panel

C.	Wiring Diagrams – Sorted Lists (3 books)

Contents of Sorted Lists (2 copies):

1.	Drawing List alphabetically sorted (all drawings)

2.	Drawling List for Wiring Diagrams numerically sorted (criteria WDB/GW)

3.	Wiring Diagrams

D.	Technical Publications

1.	Component Maintenance Manual (1 hardcopy)

2.	Pilots Guide (1 hardcopy) of:

Honeywell Primus II Radio System

Honeywell Flight Management System

Honeywell Digital Weather Radar System

Honeywell Lightning Sensor System

3.	Operators & User Guides (1 hardcopy) of:

Magnastar C-2000 Airborne Telephone

Honeywell SATCOM System

4.	Cabin Handbook Manual (2 CD ROM & 1 hardcopy)

5.	Supplementary Maintenance Manual (2 CD ROM & 1 hardcopy)

6.	Wiring Diagrams (2 CD ROM)

7.	BCC Illustrated Parts Catalog (2 CD ROM)

8.	Grooming Guide (2 hardcopies)

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific Amendment 2	:	April 29, 2003
Page No.	:	7

B.	Quality Assurance/Quality Control Data

Two (2) copies (excluding items 8-13) of the following:

1.	Transport Canada 24-0045 Form – Conformity Certificate

2.	Supplemental Type Certificate (STC) / Limited Supplemental Type Certificate (LSTC)

3.	Work Report

4.	Flammability Test Matrix GR26000009, Issue 1 and Fire blocking Test Results (FAA 8110-3) dated TBD Skandia test plan TBD Rev. TBD

5.	BICCM Serialized Equipment List

6.	Weight & Balance Report Appendix A – Equipment List

7.	Time Limits / Maintenance Checks

8.	Compass Deviation Cards (on aircraft)

9.	Update entries for the following (aircraft logbooks):

•	Journey Log Book

•	Engine Log Books (R/H TBD & L/H TBD)

•	Aircraft Battery Log Books (Main TBD & APU TBD)

•	Garrett (Allied Signal) A.P.U. Log Book Serial #TBD

•	Aircraft Technical Log Section 1 – Airframe

•	Aircraft Technical Log Section 2 – Record of Installations & Modifications

•	Serialized List ATA sort (green aircraft)

•	Weight and Balance Report No. RAW-C700-TBD dated TBD (green aircraft)

10.	Flight Manual Supplements added to Flight Manual

•	G-FM35000005 REV NC Gaseous Oxygen System

•	G-FM26000005 REV NC Smoke Detection System, Aft Cabin

•	G-FM25000004 REV NC Interior Completion

•	G-FM24000004 REV NC Cabin Master Power Switch

•	G-FM25280009 REV NC Side Facing Divan

•	G-FM53240005 REV NC Mid Cabin Door

11.	Certificate of Airworthiness {C of A} (country of registration)

12.	Certificate of Registration {C of R} (country of registration)

C.	Contracts Deliverables

1.	Warranty validation cards for third party warrantable equipment.

2.	Six (6) sets of color photographs of the exterior and interior (provided after delivery).

3.	Sound Survey Report.

1.13	Customer Approvals

In addition to this Specification, the documents listed in Annex “A” shall be approved by the Customer.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific Amendment 2	:	April 29, 2003
Page No.	:	8

1.14	Design and Installation Practices

A.	All interior finish materials will be selected for quality, durability and ease of maintenance with weight as a prime consideration. The Completion Center reserves the right to substitute components of equal quality should a lack of availability be documented by the chosen supplier. The Completion Center is not responsible for variations in dye lots of fabrics or variations in grain and color from the Customer approved sample, due to the natural properties of these items. Should the Customer select exotic or custom materials, these upgrades will be processed as additional costs or as a change order.

B.	The material cost for this specification is based on the guidelines described in Annex “C”.

C.	Design engineering and the choice of construction materials and fabrication techniques will be the responsibility of the Completion Center and will be in accordance with the accepted current aircraft procedures and practices. The size of storage areas and drawers will be determined by the Completion Center based on available space and standard size of such items as video cassettes, compact discs, meal trays, flatware, china, crystal, etc.

D.	The design of all lighting fixtures will be directed toward ease of lamp replacement.

E.	All passenger information signs, placard instructions related to seat position, armrests and other instructions, will meet all TC requirements.

F.	All placards will be in the English language and applied on clear stickers.

G.	In the cockpit, switches, annunciators, controls and instruments, added as a result of Completion Center installations will be arranged in accordance with the customer approved cockpit layout.

H.	The interior will be installed in such a manner as to allow reasonable access to maintenance and inspection items where practical. All areas requiring inspection will be made accessible with minimum disturbance to the interior furnishings, based on the following guidelines:

1. Six (6) month inspection items - access is to be thirty 30 minutes or less.

2. Twelve (12) month inspection items - access is to be sixty 60 minutes or less.

3. Line replaceable units - access is to be thirty 30 minutes or less.

I.	Attachment and support structures will be shock mounted where applicable for acoustical purposes throughout the aircraft. Trim panel fasteners will not be visible.

J.	Exposed hardware will be plated with 24-Karat gold or equivalent. Hardware in the category of drawer slides; rollers, door latches, etc. will be selected and installed to minimize resonance rattling, and to maximize durability and ease of operation. Hinges on cabinet doors will be concealed . Minimal exposed surface will not be plated.

K.	Unless otherwise noted, all hard wood and veneer will have a hi-gloss finish. Custom moldings, murals and artwork are not included in this specification. Should the customer specify custom moldings, murals and artwork, these items will be estimated and quoted for approval and/or change order.

L.	All fabrics and materials not inherently flame resistant will be treated with a fire-retardant protection process. All seat cushions will be fire blocked. The Completion Center will be responsible for flammability certification of all materials.

M.	The interior of drawers and compartments will be suitably lined and/or painted per the trim drawings or material specification.

N.	Secondary internal latches will be installed as required by certification.

O.	Aerospace grade touch-sensitive switches and/or touch-screen LCD monitors will be used in the cabin. All switches will have symbolic icons where possible; otherwise the English language will be used.

P.	Any product used in completion of the aircraft for sound dampening, flame resistance, soil resistance or for any other purpose will be non-corrosive on aircraft structure and systems.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific Amendment 2	:	April 29, 2003
Page No.	:	9

2.0	SOUNDPROOFING

The aircraft will be soundproofed utilizing vibro-acoustic materials and techniques developed by the Completion Center. The acoustical package will be designed to achieve the minimum sound levels attainable based on the selected cabin layouts, trim finishing and within the operating weight parameters of the aircraft. The aircraft interior shall have average sound level targets of 52 db SIL (Speech Interference Level) and 70 dBA and average not to exceed levels of 54 db SIL and 72 dBA.

The aircraft will be surveyed at FL 450 and at a speed of 0.80 Mach. The aircraft configuration will be in accordance with the Completion Center document “Instructions for Aircraft Preparation — Sound Survey” (INS 9000-0233). The aircraft will be serviced in a typical operating conditions (water-serviced, life rafts on board, galley, wardrobe, vanities and cabinets stocked, air conditioning on and gaspers turned off).

Noise will be measured at each cabin seat and linear average of all seats will be calculated to determine the average cabin noise levels. The SIL measurement will be based upon the arithmetic average of the sound pressure levels in the 1000, 2000 and 4000 Hz octave bands.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	10

3.0	OXYGEN SYSTEM

The aircraft is equipped with four (4) factory installed 50 cu ft oxygen bottles and an external fill station. The Gaseous Oxygen System is certified for three (3) crewmembers and nineteen (19) passengers. The system is approved for cabin altitude up to 40,000 feet. The “green” aircraft is outfitted with a flight crew supplemental oxygen system. A passenger distribution system will be installed.

A.	Cockpit Crew System

The factory installed crew system with quick donning demand type full-face masks will be retained.

B.	Oxygen Drop Box

Oxygen drop boxes will be installed for each cabin and crew area seat, jumpseat, the galley area, and lavatories as required. Each oxygen drop box is equipped with constant flow masks and an instruction placard.

C.	Oxygen Test Switch

An oxygen test switch will be installed in the cockpit on the RHS of the FS 280 bulkhead. The switch will enable testing of the oxygen warning system without deploying the passenger oxygen masks.

D.	Therapeutic Oxygen System

A therapeutic oxygen shut-off valve will be installed to control oxygen flow to the outlet. The valve will be activated with an electrically illuminated switch located on the Oxygen Control panel. Two (2) therapeutic oxygen outlets will be located on the RHS side of the aircraft.

E.	Oxygen Warning System

An interface with the existing pressure switch will activate the emergency lights, the “NO SMOKING” sign in the cabin and aural warning in the cockpit when the oxygen masks are deployed.

3.1	Puritan Bennett “Sweep On” 2000 Masks

Two (2) Puritan Bennett “Sweep On” 2000 masks with non-invasive communication and comfort control harness shall be provided to supplement existing onboard flight crew oxygen mask system. New disconnect outlets, two (2) oxygen, two (2) microphones and two (2) mask storage cups shall be installed in the flight deck to support oxygen equipment. The existing factory installed full-face masks must be retained.

3.2	Additional Quick Donning Mask (MC-20)

An additional MC-20 quick donning mask and storage box will be installed in the upper section area of the LH entrance enclosure, complete with disconnect outlets, for one (1) oxygen mask, one (1) microphone for the jumpseat occupant.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	11

4.0	ENVIRONMENTAL CONTROL SYSTEM (AIR CONDITIONING)

The factory-installed air conditioning ducts will be retained and extended to accommodate the interior and headliner/valance configuration. All necessary risers and air outlets for the jumpseat, cabin and lavatories will be installed to complete the conditioned air system and ensure even cabin air distribution for maximum passenger comfort and minimum temperature variation within each temperature zone. The system provides three (3) independently controlled temperature zones: cockpit, forward cabin and aft cabin.

A.	Cockpit

The cockpit air supply system will be retained as installed by the factory.

B.	Fwd and Aft Cabin-Main Supply

The two (2) existing duct’s and distribution systems will be an integral part of the floor duct design. These systems supply conditioned air from a floor duct located on each side of the aircraft. The ducts will direct the airflow either to the appropriate outflow valves or the ECS system for re-circulation.

C.	Individual Air Outlets

Individual adjustable air gaspers will be installed for each seat position in the passenger service units and will be connected to the existing air duct. Outlets will also be installed at the jumpseat, crew area and in both lavatories.

D.	Conditioned Air System Controller

The green aircraft conditioned air control will be retained. The cockpit “master” controller has full temperature and flow range control over every cabin zone. The cabin temperature controls have limited control capable of varying around the cockpit set temperature. Actual cabin temperature will be shown digitally on the galley control screen. Sensors will be located as per approved layout drawings.

The cabin temperature controls will be located as follows:

1.	For forward cabin, at the forward master seat location control panel.

2.	For aft cabin, at the aft master seat location control panel.

3.	For both the forward and aft cabin, on the galley control panel.

E.	Galley and Lavatories

Conditioned air is supplied through extensions from the main cabin floor level conditioned air ducts.

F.	Crew Area Conditioned air is supplied to areas through extensions from the main cabin floor level air ducts.

G.	Exhaust Fans

Exhaust fans will be installed in the following locations:

1.	Outboard of the galley to exhaust heat and odors from the galley appliances.

2.	Under the floor in the aft step well to remove cold air from behind the acoustical curtain.

3.	In both toilet cabinets to exhaust odors from the lavatories.

H.	Gasper Booster Fan

A booster fan will be added to the gasper air system.

4.1	Entry Area Heater

An entry area heater will be installed to provide additional warm air to the entry area.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	12

5.0	POTABLE WATER SYSTEM

Water will be supplied from the water tanks with two (2) independent electrical pumps, [one (1) fwd and one (1) aft]. The system will be designed with heaters installed to avoid freezing. Drainage of the waste water lines and the fresh water lines (when purging) will be provided through heated drain masts. The system will provide filtered cold and hot water to the galley and both lavatories and will incorporate the following:

A.	Servicing

A single exterior service panel will be provided on the right-hand fuselage for filling both tanks as well as purging both lines and tanks. A water level indicator will be provided (with lamp test switch for fwd and aft tanks). An instruction placard for water system servicing with quantity in liters and gallons will be installed at this external panel.

B.	Tanks

Two (2) tanks will be installed; one (1) thirteen (13) U.S. gallon fwd and one (1) thirteen (13) U.S. gallon aft. It will also be possible to fill the tanks manually from inside of the aircraft. Tank assemblies will each contain a heater blanket to prevent in-flight condensation from freezing.

C.	Filters

Two (2) ultra violet water filters will be installed: one (1) fwd and one (1) aft located in the galley and aft vanity and will be installed for easy servicing.

D.	Controls

The following controls and indication for the operation of the potable water system will be accessible through the galley touch screen LCD monitor:

1.	Water level indicator for each tank.

2.	Two (2) power pump control switches.

3.	Switches for purging of tanks or lines (in-flight and on-ground).

4.	Purging annunciation.

E.	Pressure Sensitive Mats

Two (2) pressure sensitive mats (one in each lavatory) will shut off the water supply when the lavatory is vacant.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	13

6.0	COCKPIT

The cockpit area will encompass the area from the forward pressure bulkhead to the FS 280 bulkhead. The factory outfitted furnishings, trims, and flight crew seating upholstery will be retained as delivered to the Completion Center (with the addition of BCC supplied sheepskin slipcovers as loose equipment). The factory finish will include all cockpit peripheral (glareshield, trim panels, side consoles).

6.1	Cockpit Headliner

A pre-formed one-piece headliner panel extending from the cockpit bulkhead at FS 280 to the windshield will be retained from the factory and covered with Customer approved material.

The headliner will incorporate:

A.	Lighting (Ref. Section 13.0).

B.	One (1) air gasper.

6.2	Cockpit Holders and Pouches

Amenities for the crew will be installed with the following conveniences:

A.	Two (2) leather pencil holders will be installed on the bottom of the glareshield.

B.	One (1) soft leather pouch will be installed on each side console.

C.	A quickly removable certificate holder attached with Velcro will be installed on the LHS FS280 bulkhead.

D.	One (1) pop-out cup holder in each side console will be retained.

6.3	Instrument Placard

The following will be engraved and mounted on the instrument panel in clear view of the pilot and co-pilot:

A.	Aircraft registration number.

B.	SELCAL number.

C.	Aircraft phone numbers.

6.4	Jeppesen Storage Box

A hard case box for Jeppesen Stowage will be semi-recessed in the center access panel at the cockpit entrance.

6.5	Cockpit Flashlights

The factory-installed flashlights will be relocated from the side consoles to the cockpit bulkhead FS 280.

6.6	Cockpit Footrests

The existing decorative trim along the base of the instrument panel will be modified to be a fixed footrest. A block non-skid material shall cover it.

6.7	Illuminated Approach Chart Holders

Illuminated approach chart holders will be mounted on the control yoke for the pilot and co-pilot.

6.8	115V/60Hz Outlets

Two outlets will be installed in the cockpit (one each on the pilot and co-pilot side consoles) for computer use.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	14

7.0	ENTRY AREA

The entrance is defined as the area aft of the FS280 bulkhead, encompassing the forward crew wardrobe, forward lavatory, entry door, crew area, and galley.

7.1	Headliner

A pre-formed one-piece headliner panel will be installed and covered with Customer approved materials. The headliner will extend from FS 280 to the forward cabin bulkhead, and will incorporate the following:

A.	Lighting (Ref. Section 13.0).

B.	Galley oxygen drop-box.

C.	Jumpseat oxygen drop-box.

D.	PA speaker.

7.2	Cockpit Curtain

A curtain will be installed on a “U” shaped track. The curtain will track across the cockpit FS 280 bulkhead. The curtain may also be tracked around the side of the jumpseat and across the aisle behind the jumpseat. Retainer straps to hold the curtain in the stowed position will be installed.

7.3	Acoustic Curtain

An acoustic curtain will be installed and housed in the LH entrance enclosure. The curtain will be suspended from a semi-flush-mounted track recessed in the headliner. The curtain will be secured on the full length when in the deployed position.

7.4	Airstair

The airstair will be completed and will incorporate the following items:

A.	One (1) 4.0” diameter storage compartment for landing gear pins and flags.

B.	Finishing trims on the lower doorframe.

C.	Ribbed non-skid material on each step.

D.	Lighting (Ref. Section 13.0).

7.5	Jumpseat

A vertical stowing jumpseat and approved for take-off and landing will be installed. The jumpseat will incorporate recline, height and tracking adjustments capabilities. A safety belt and shoulder harness with a twist release will be provided.

The jumpseat cushions will be upholstered with Customer approved material. A sheepskin slipcover will be provided as loose equipment.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	15

7.6	Forward Lavatory

The forward lavatory will be installed in the entry area, aft of the RHS cockpit bulkhead. The bulkheads will be covered per the material specification. A towel bar will be installed on the fwd bulkhead (Ref. Section 13.0) and a mirror on the aft bulkhead.

A.	Privacy Door and Partition

A hinged door with decompression blow out capabilities will be installed. The door lock will incorporate “break in” emergency capabilities. A symbolic “No smoking” placard will be installed on the aisle side. A flush-mounted flip-down ashtray will be installed on aisle side of the lavatory partition.

B.	Headliner

A lavatory headliner will be installed and will incorporate the following:

1.	One (1) oxygen drop box.

2.	One (1) P/A speaker.

3.	Lighting (Ref. Section 13.0).

4.	Emergency equipment (Ref. Section 15.0).

C.	Lavatory Sidewall

The lavatory sidewall will incorporate the following:

1.	Lighting (Ref. Section 13.0).

D.	Vanity

A vanity with a sink and storage area will be installed. The vanity will incorporate the following:

1.	One (1) sink and faucet.

2.	A solid surfacing countertop and splashguard.

3.	One (1) soap dispenser.

4.	One (1) hidden 115VAC 60Hz duplex outlet (GFI).

5.	One (1) switch panel with one (1) separate toilet flush switch.

6.	One (1) sealed waste container.

7.	Miscellaneous storage as space permits.

8.	One (1) air gasper.

9.	One (1) facial tissue dispenser.

10.	One (1) concealed toilet paper dispenser.

11.	Conditioned air.

12.	Lighting (Ref. Section 13.0).

E.	Toilet and Enclosure

An eight (8) gallon angled chemical toilet will be installed. A toilet enclosure will be manufactured incorporating the following features:

1.	One (1) hinged, padded lid with hold open provisions.

2.	One (1) exhaust fan to duct fumes under the floor.

3.	Lighting (Ref. Section 13.0).

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	16

7.7	LH Entrance Enclosure

The LH entrance enclosure encompasses the area from the aft cockpit LHS bulkhead to the main entry door. The aft side of the enclosure will incorporate an emergency exit sign and a handrail extension.

A.	The upper enclosure will incorporate:

1.	Switch panels.

2.	One (1) compartment with briefcase-style combination lock.

3.	Emergency equipment (Ref. Section 15.0).

4.	Three (3) miscellaneous storage areas.

5.	One (1) oxygen quick donning mask with smoke goggles, for the jumpseat occupant.

6.	Fuel defuel panel

7.	Jumpseat audio panel

B.	The lower enclosure will incorporate:

1.	One (1) jumpseat and storage area.

2.	One (1) bi-fold nesting door for the jumpseat storage area.

3.	One (1) coat rod.

4.	One (1) bi-fold to close off the wardrobe.

5.	One (1) pop-out drink holder.

6.	Storage for four (4) umbrellas with drip tray.

7.	One (1) 115V dual AC power outlet.

8.	One (1) storage with clip for headset.

9.	Lighting (Ref. Section 13.0).

10.	One (1) acoustic curtain storage behind door.

11.	Emergency equipment (Ref. Section 15.0)

12.	One (1) conformal water tank behind an access panel.

13.	Jumpseat mic jack and PTT switch panel.

14.	Passenger briefing cards storage compartment.

15.	One (1) miscellaneous storage.

16.	One (1) jumpseat reading light switch panel.

17.	Ventilation grille.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	17

7.8	Galley

The galley will extend from the forward lavatory aft bulkhead to the forward cabin bulkhead.

A.	The upper galley will contain:

1.	Crystal storage as space permits for customer furnished crystal.

2.	One (1) galley touch-screen control panel.

3.	One (1) emergency exit sign.

4.	Lighting (Ref. Section 13.0).

B.	The middle galley area will contain:

1.	One (1) microwave oven (0.6 cu. ft.) [black].

2.	One (1) TIA (1601) 10-cup, manual-fill, carafe coffee maker on pullout tray with water level indicator.

3.	One (1) 115V AC 60HZ duplex outlet (GFI).

4.	One (1) paper towel dispenser.

5.	Three (3) tambour doors.

6.	One (1) switch for sink drainage.

7.	Linen storage.

8.	Chiller light indicator.

9.	Two (2) slide-out drawers.

10.	Lighting (Ref. Section 13.0).

11.	Two (2) miscellaneous storage shelves.

C.	The lower galley will contain:

1.	A solid surfacing countertop.

2.	One (1) stainless steel sink, faucet and sink cover with cutting board on reverse.

3.	One (1) miscellaneous drawer under the sink.

4.	One (1) electrical solenoid drain valve with strainer.

5.	One (1) water heater and miscellaneous water system components.

6.	Two (2) pullout work surfaces.

7.	One (1) trash container.

8.	One (1) bottle storage and clean ice drawer with drainage provision.

9.	One (1) laminated cold storage compartment with three (3) removable composite trays/shelves.

10.	One (1) wine and liquor storage drawer with customs seals and removable insert.

11.	One (1) soda storage drawer with divider in cold storage.

12.	China and flatware storage drawers as space permits for customer furnished china and flatware.

13.	Miscellaneous storage as space permits.

14.	One (1) ultraviolet filter.

15.	Conditioned air.

16.	Lighting (Ref. Section 13.0).

17.	One (1) removable dirty dish bin in drawer.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	18

D.	Additionally the galley will include:

1.	One (1) air chiller unit for cooling of selected galley areas.

2.	The window outboard of the galley will have a shade installed that is identical to the rest of the cabin shades but will be permanently fixed in the closed position.

7.9	Galley Annex

The galley annex will incorporate the following:

A.	One (l)TIA high temperature oven.

B.	One (1) digital oven controller.

C.	Miscellaneous storage behind a touch latch door.

D.	Miscellaneous storage behind hinged doors.

E.	Tray storage.

F.	One (1) pull-out work surface.

G.	Emergency equipment (Ref. Section 15.0).

H.	Two (2) china storage drawers.

I.	Lighting (Ref. Section 13.0).

J.	Water bottle storage drawer.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	19

7.10	Crew Area

A crew area will be installed aft of the main entry door to the forward cabin LHS bulkhead.

A.	Bulkheads

A bulkhead will be installed to separate the main entry door from the crew area.

B.	Headliner

The headliner will be separate from the entry area headliner and will incorporate a curtain track for the crew area curtain.

C.	Crew Area Partition and Curtain

A crew area partition and curtain will be installed to separate the area for privacy. The curtain will stow outboard of the partition against the cabin bulkhead when not in use. The partition will have an access panel for PMAT cable storage behind the crew area seat.

D.	Passenger Service Unit

A passenger service unit (PSU) will be installed between the side panel and headliner panel and will incorporate the following:

1.	One (1) oxygen drop box.

2.	One (1) P/A speaker.

3.	One (l) air gasper.

4.	Lighting (Ref. Section 13.0).

5.	A handrail along the upper edge.

E.	Sidewall

A sidewall will be installed from the PSU to the side ledge and incorporate manual accordion-type window shades. The windows will have the slide levers located on the lower edge of the window reveal.

F.	Side Ledge

A side ledge will be installed and will incorporate the following:

1.	One (1) switch panel.

2.	Two (2) drink holders.

3.	One (1) storage compartment under a flip-up lid.

4.	One (1) handset under a flip-up lid.

5.	Miscellaneous electrical connectors for PC interface (Ref. Section 11.0).

6.	One (1) receptacle for a 6.5” plug-in touch screen LCD monitor in the forward drink holder. {This monitor shall have the same functions as the galley touch screen.}

G.	Dado Panel

The dado panel will extend down from the side ledge and contain the following:

1.	Hinged storage for PMAT unit.

2.	Lighting (Ref. Section 13.0).

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	20

H.	Storage Cabinet

A storage cabinet incorporating shelving will be installed on the aft face of the forward bulkhead. Shelving of the storage cabinet will be accessible from the aisle. The cabinet will include the following equipment:

1.	Lighting (Ref. Section 13.0).

2.	Miscellaneous storage as space permits.

3.	A fold-down table.

4.	PMAT connector.

I.	Single Seat-Narrow

One (1) forward facing single seat with appropriate emergency equipment (Ref. Section 15.0) as described in passenger main cabin seating definition will be installed in the crew area. Floor tracking for berthing capabilities will be provided.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	21

8.0	PASSENGER MAIN CABIN

The approved cabin floor plan outlines the area between the entry area aft bulkheads and the aft lavatory forward bulkheads.

8.1	Bulkheads

Bulkheads will be installed in the following areas of the main cabin:

A.	A RHS bulkhead incorporating a sliding door and one (1) magazine rack with subwoofer will be installed to separate the entry area from the main cabin.

B.	A LHS bulkhead incorporating one (1) flush mounted monitor with IR sensor, one (1) emergency exit sign, one (1) magazine rack including two (2) temperature sensors and one (1) fire extinguisher will be installed to separate the entry area from the main cabin.

C.	A RHS mid cabin removable upper bulkhead will be installed.

D.	A LHS mid cabin bulkhead incorporating a sliding door, a fire extinguisher and an exit sign will be installed.

Note:	A removable wood molding cap, that will fit on the inboard edge of the LH mid cabin bulkhead will be provided as loose equipment.

E.	A LHS bulkhead incorporating one (1) flush mounted monitor with IR sensor, two (2) temperature sensors will be installed to separate the aft wardrobe and storage cabinet from the main cabin.

F.	A RHS bulkhead with a hinged door and a retractable header will be installed to separate the cabin from the aft lavatory.

8.2	Doors

Doors incorporating breakaway and decompression blowout capabilities will be installed in the following areas of the main cabin.

A.	A sliding pocket door incorporating a retractable footer with a closeout flapper to be mounted to the structural bulkhead will be located at the forward cabin bulkhead. Two (2) release buttons to close the door will be installed.

B.	A frangible sliding pocket door incorporating a retractable footer with a closeout flapper to be mounted to the structural bulkhead will be located at the mid cabin bulkhead. An indicator will be shown on the EICAS instrument to show door position. Two (2) release buttons to close the door will be installed.

C.	A hinged door with a retractable header will be located at the aft cabin bulkhead to close out the lavatory. A positive latch will be installed to hold the door in the open position. A door handle and a door lock for privacy with “break in” emergency capabilities will be installed. A symbolic “NO SMOKING” placard will be installed on cabin side of the cabin/lavatory door.

8.3	Headliner

The headliner will extend from the forward cabin bulkhead to the aft cabin bulkhead with a split at approximately mid-cabin to facilitate maintenance. A recessed curtain track will be installed at approximately F.S 748.00 between the mid cabin bulkheads.

Note: A curtain complete with stowing straps will be provided as loose equipment.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	22

8.4	Passenger Service Units (P.S.U.)

A PSU will be installed between the upper sidewall and the headliner, extending from the forward cabin bulkhead to the aft cabin bulkhead, with a split to accommodate maintenance access. It will incorporate the following:

A.	A handrail along the upper edge.

B.	Oxygen masks for each seating position.

C.	Cabin/entertainment system speakers.

D.	Emergency exit sign.

E.	Lighting (Ref. Section 13.0).

F.	Individual adjustable air gasper.

8.5	Sidewall

A sidewall will be installed from the PSU to the side ledge and will incorporate manual accordion-type window shades. The sidewall will extend from the forward cabin bulkhead to the aft cabin bulkhead, with a split to accommodate maintenance and removal.

A slide lever will be located at the lower edge of each assembly to operate the shade. The window shades behind the divan will have a slide lever located at the upper edge of the assembly to operate the shade.

8.6	Side Ledges

A side ledge will be installed between the forward cabin bulkhead and the aft cabin bulkhead and split to accommodate maintenance removal. The side ledge will incorporate the following:

A.	Two (2) drink holders at each single seat.

B.	One (1) switch panel at each single seat location including outboard double seat.

C.	One(l) therapeutic oxygen outlet.

8.7	Dado Panels

The dado panels will be installed between the lower edge of the side ledge to the air duct, extending from the forward cabin bulkhead to the aft cabin bulkhead. The dado will be split to accommodate maintenance and removal. It will incorporate the following:

A.	Miscellaneous electrical connectors for PC interface (Ref. Section 11.0).

B.	Two (2) telephone handsets: one each at the RHS #2 and LHS #6 master seat locations.

C.	Emergency equipment (Ref. Section 15.0).

8.8	Floor Covering

Custom carpet will be supplied for the entire aircraft, with the exception of the cockpit area. Floors in the entryway, into the fwd cabin (to protect avionics bay), lavatories and baggage will be sealed with protective sheeting to prevent liquids from leaking below onto critical areas. All floor carpeting will be 100% wool. Weight and design shall be in accordance with the approved carpet sample. The carpet will be pre-shrunk and sealed before cutting. It will incorporate an anti-static backing and it will be serged where required. A carpet underlay will be installed.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	23

8.9	Magazine Rack

Two (2) magazine racks will be installed on each of the RHS and LHS aft face of the forward cabin bulkheads. The LHS unit will contain the forward cabin temperature sensors and the forward cabin fire extinguisher concealed in an enclosure. The RHS unit will house the forward cabin subwoofer.

8.10	Pull-Out Tables

Three (3) bi-fold retractable side ledge tables (27” x 27”) will be installed per the approved floor plan. The tables will be finished in accordance with approved material specification.

8.11	Conference Hi-Lo Table

One (1) manually operated double pedestal Hi-Lo table (28” x 43”) will be installed between the double seats. The table will incorporate four (4) drink holders on the underside of two (2) folding leaves.

8.12	Single Seat – Narrow

One (1) AMP single seats with structural approval to 16G will be installed per the approved floor plan drawing. The seats will incorporate:

A.	A total of 8.5” in-base fwd and aft tracking and 4.5” in-base lateral tracking.

B.	Full swiveling capability.

C.	Fully berthable/recline capability.

D.	“Lazy-Boy” legrest.

E.	Storage under flip-up lids located in both armrests.

F.	Color-coordinated approved lap belts and shoulder harnesses.

G.	Overall seat width is 25.5” (upholstered).

H.	Seat width between armrests is 19” (upholstered).

I.	Low back style seat with “breadboard” headrest.

J.	Emergency equipment (Ref. Section 15.0).

K.	Electric inflatable lumbar support.

L.	Lumbar controls on the inboard armrest will incorporate the following switches:

1.	Off.

2.	Inflate.

3.	Deflate.

4.	Cycle.

Note:	The single seat located in the fwd crew area requires floor tracking for berthing with lever in the outboard armrest. The main passenger cabin # 2 RHS and # 6 LHS seats will be the Master Seat Locations. The Customer will be invited for a comfort check of the seat, at the location of seat buildup and upholstery. The Customer will be advised of the date four weeks in advance. If the Customer declines the invitation to participate at the proposed date, the seat will be upholstered in accordance to the layout and material specification.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	24

8.13	Wide Seats

Six (6) AMP single seats with structural approval to 16G will be installed per the approved floor plan drawing. The seats will incorporate the following:

A.	Lazy-boy footrests.

B.	A total of 8.5” in-base fwd and aft tracking and 4.5” in-base lateral tracking.

C.	Full swiveling capability.

D.	Fully berthable/recline capability.

E.	Color-coordinated approved lap belts and shoulder harness.

F.	Overall seat width is 28.25” (upholstered).

G.	Seat width between armrests is 21.25” (upholstered).

H.	Low back style seat with “breadboard” headrest.

I.	Emergency equipment (Ref. Section 15.0).

J.	Electric inflatable lumbar support.

K.	Lumbar controls on the inboard armrest will incorporate the following switches:

1.	Off.

2.	Inflate.

3.	Deflate.

4.	Cycle.

L.	Armrest storage under flip-up lids.

8.14	Double Seats

Two (2) sets of AMP double seats (one facing forward, one facing aft) with structural approval to 16G will be installed. The seats will incorporate the following:

A.	A total of 8.5” in-base forward and aft tracking and 4.5” in-board lateral tracking.

B.	Swivel capability, inboard seat only.

C.	Full reclining capability.

D.	Color-coordinated lap belts and shoulder harnesses.

E.	Overall seat width is 43” (upholstered).

F.	Retractable 2.00” center armrest.

G.	Low back style seats with “breadboard” headrest.

H.	Emergency equipment (Ref. Section 15.0).

I.	Electric inflatable lumbar support.

K.	Lumbar controls on the inboard and outboard armrests will incorporate the following switches:

1.	Off.

2.	Inflate.

3.	Deflate.

4.	Cycle.

L.	Inboard seat switch panels will be installed under a flip-up lid.

M.	Headset jack in the inboard armrest below lever.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	25

8.15	16G Divan

One (1) 16G rated berthing divan will be installed per customer approved drawings. The divan will have an overall frame length of 80.0”. The divan will have take-off and landing seating for two (2) passengers when the removable bulkhead is installed and three (3) passengers when it is removed.

The divan will incorporate the following:

A.	Three (3) seat and shoulder harness assemblies.

B.	Berthable to center of aircraft.

C.	Emergency equipment (Ref. Section 15.0).

8.16	Divan End Cabinets

Two (2) cabinets will be installed, one at each end of the divan. The lower edge will have adequate space for conditioned air outlets.

A.	The forward cabinet will have the following:

1.	Two (2) drink holders.

2.	One (1) storage area behind a hinged door with removable shelf.

3.	One (1) switch panel.

4.	One (1) therapeutic oxygen outlet.

5.	One (1) electrical outlet.

6.	Emergency equipment (Ref. Section 15.0).

7.	Lighting (Ref. Section 13.0).

8.	Groove and removable bulkhead attachment.

B.	The aft cabinet will have the following:

1.	One (1) drink holder.

2.	One (1) storage area behind hinged door with removable shelf.

3.	One (1) switch panel.

4.	One (1) permanent ashtray.

5.	One (1) electrical outlet.

6.	Lighting (Ref. Section 13.0).

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	26

8.17	Credenza and Entertainment Cabinet

The credenza and entertainment cabinet will be installed per the approved floor plan. The lower toe kick area will have adequate space for conditioned air outlets. The cabinet will have the following:

A.	Entertainment equipment (Ref. section 12.0).

B.	Entertainment control panel on a pullout drawer.

C.	One (1) printer/fax machine (plain paper, NT compatible) on slide-out tray.

D.	Storage for videocassette’s, DVD and CD disks.

E.	Miscellaneous storage area with drawer.

F.	Miscellaneous storage in the low portion of the credenza.

G.	One (1) fax paper drawer.

H.	Lighting (Ref. Section 13.0).

8.18	Low Cabinet

The low cabinet will be installed directly underneath the emergency exit and will incorporate the following.

A.	Miscellaneous storage.

B.	Lighting (Ref. Section 13.0).

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	27

9.0	AFT LAVATORY COMPARTMENT AND WARDROBE

An aft lavatory and LHS aft wardrobe will extend from the aft cabin bulkhead to the baggage area bulkhead.

9.1	Bulkheads

The aft cabin bulkhead and forward baggage bulkhead will serve as the lavatory bulkheads. They will incorporate the following:

A.	A mirror with contoured vanity lights on the fwd bulkhead.

B.	A towel bar on the aft bulkhead.

9.2	Door

A hinged door with a fixed header and incorporating blowout capabilities will be located at the aft lavatory/baggage bulkhead. The door will be acoustically sealed along the edges to reduce sound transmission. A positive latch will be installed to hold the door in the open position.

9.3	Headliner

The headliner will incorporate two (2) dome lights.

9.4	Passenger Service Unit

The passenger service unit (PSU) will incorporate the following:

A.	Lighting (Ref. Section 13.0).

B.	One (1) dual oxygen drop box.

C.	One (1) P/A speaker.

D.	One (1) air gasper.

E.	Emergency equipment (Ref. Section 15.0).

9.5	Sidewall

A sidewall will be installed from the PSU to the vanity and will incorporate two (2) manual accordion-type window shades. The lavatory window shades will have a slide lever located at the upper edge of the assembly to operate the shade.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	28

9.6	Vanity Cabinet

The vanity cabinet will incorporate the following:

A.	One (1) stainless steel sink with faucet.

B.	A solid surfacing countertop and splash guard.

C.	One (1) soap dispenser.

D.	One (1) facial tissue dispenser.

E.	One (1) concealed toilet paper dispenser.

F.	One (1) concealed 115VAC 60Hz duplex outlet (GFI).

G.	One (1) switch panel and one (1) separate toilet flush switch.

H.	Miscellaneous storage.

I.	One (1) water heater.

J.	One (1) sealed waste container.

K.	One (1) outboard storage under a flip-up lid.

L.	Water system.

M.	Conditioned air.

N.	Magair indicator behind tissue box.

O.	Lighting (Ref. Section 13.0).

9.7	Sanitation System (Magair) — Aft Lavatory

A Magair vacuum toilet and enclosure with a waste tank capacity of fifteen (15) gallons will be installed. The following will be incorporated into the design:

A.	A hinged, padded lid with hold open provisions.

B.	Storage area with access from the aisle as space permits.

C.	Lighting (Ref. Section 13.0).

9.8	Aft Wardrobe and Storage Cabinet

An aft wardrobe and storage compartment will be located on the LHS of the lavatory. The wardrobe and storage cabinet will be enclosed by hinged doors and incorporate the following:

A.	The storage area will contain:

1.	One (1) switch panel in the header.

2.	Two (2) adjustable shelves.

3.	Three (3) fixed shelves.

4.	Miscellaneous storage as space permits.

5.	Ventilation grill.

6.	Lighting (Ref. Section 13.0).

B.	The wardrobe will contain:

1.	One (1) switch panel in header.

2.	One (1) coat rod.

3.	Lighting (Ref. Section 13.0).

4.	Emergency equipment (Ref. Section 15.0).

5.	One (1) fixed shelf.

6.	Ventilation grille.

7.	Access panel.

8.	The windows will have a shade installed that is identical to the rest of the cabin window shades but will be permanently fixed in the closed position.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	29

10.0	BAGGAGE COMPARTMENT

The baggage compartment will extend from the aft lavatory bulkhead to the FS 861 bulkhead.

The compartment will incorporate the following:

A.	Two (2) fold-down shelves with support gussets.

B.	One (1) baggage net across door.

C.	One (1) 60” removable hang-up bar.

D.	Lighting (Ref. Section 13.0).

E.	Emergency equipment (Ref. Section 15.0).

F.	One (1) flip-out baggage door flap protective cover for the floor area and outer fuselage skin at the loading door with a stainless steel threshold plate.

G.	One (1) conformal water tank with drip tray behind an access panel, with miscellaneous storage inboard.

H.	A miscellaneous storage area aft of ACPC (depending on options installed).

I.	External baggage door lock override (as per section 14.10).

J.	One (1) LH fold-up hang-up bar.

K.	An ACPC access panel.

L.	Conditioned air outlet.

M.	Storage provisions for removable mid cabin bulkhead.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	30

11.0	AVIONICS - ELECTRICAL SYSTEMS

Any new equipment installed to supplement the factory avionics package will conform to all applicable TC requirements and will be accomplished in a quality and in a manner which, will meet or exceed industry standards.

SERVICE BULLETINS

11.1	Honeywell MCS6000 Satellite Communications (SATCOM) System (Service Bulletin)

A Honeywell MCS6000 six (6) channel (5 voice, 1 data) satellite communication system shall be supplied and installed in accordance with Bombardier Service Bulletin (SB 700-23-001). The system shall provide air to ground /ground to air telecommunication capabilities using the INMARSAT satellite network.

The installation Service Bulletin shall be carried out in conjunction with SB 700-23-003 (Office in the Sky) to provide telecommunication/PBX management functions. Handsets and peripheral equipment facilitating cabin occupants and crew shall be outfitted as detailed in the “Office in the Sky” section of the specification.

An antenna subsystem shall be installed on the upper rib of the vertical stabilizer under a radome specifically designed to provide maximum signal transparency.

11.2	Teledyne C2000 MagnaStar Telecommunication System “Office in the Sky” (Service Bulletin)

Bombardier Service Bulletin (SB 700-23-003) will be installed and supplemented to provide a functional telecommunications suite to both the crew and cabin occupants. The system will support up to nine (9) independent lines (voice, facsimile, PC) positions as identified in the approved floor plan and provide two (2) UHF air to ground channels via the GTE Airfone North American ground station network.

Four (4) handsets and sonalerts will be installed. One (1) in the cockpit center pedestal (the volume is to be reduced upon installation), one (1) in the crew area dado and one (1) each in the dado panel at the RHS #2 and the LHS #6 seat location.

Data ports (RJ11) will be located at each seat grouping on escutcheon panels per the approved floor plan for fax/modem operation from a laptop.

11.3	Global Positioning System (GPS)-Addition of a second GPS (GPS 2) (Service Bulletin)

A second Honeywell GPS550 GPS will be installed in accordance with Bombardier Service Bulletin SB 700-34-005. The #2 GPS will provide precise a three directional position and velocity data to the on board Flight Management System(s) (FMS) maintaining FMS integrity in the event of single GPS failure.

11.4	Flight Data Recorder Modification (FDR/CFMS 2002)- Installation Addition of Force Transducers

This Service Bulletin accomplishes the necessary modifications to flight data recorder and aircraft, including the installation of additional force transducers, allowing the flight data recorder (FDR) to record additional parameters, as required for aircraft manufactured after August 19, 2002 and for those operators who intend to operate their aircraft under a Far Part 135 Operating Certificate.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	31

11.5	Increase Maximum Take-Off Weight (MTOW) To 98,000 Lbs.

This Service Bulletin provides enhanced operational flexibility and allows increased payload to operators whose interiors are well above an average completion weight. The service bulletin allows an increase MTOW from 96,000 Ibs to 98,000 Ibs.

11.6	Emergency Location Transmitter (ELT) System (Service Bulletin)

An Artex ELT 110-406 will be installed in accordance with Bombardier Service Bulletin SB 700-25-004. The ELT system will provide search and rescue (SAR) authorities with an encoded digital message (via satellite) for 24 hours and an AM frequency locator beacon for approximately 72 hours in the event that the self contained G-switch is activated. The service bulletin kit will include an exchange cockpit panel that introduces a switch enabling the flight crew to manually activate (test) and de-activate the system.

11.7	CAIMS In-Flight Printing Capability (Service Bulletin)

The CAIMS in-flight printing capability through the PMAT Bombardier Service Bulletin SB 700-45-001 is to allow crew access to fault data while in-flight, and obtain a hard copy of active faults from the cockpit printer. On the ground, a hard copy of the CAIMS information displayed on the PMAT can be printed.

11.8	Communication Addressing and Recording System (ACARS) Teledyne Datalink System (Service Bulletin)

One (1) Teledyne data link full aircraft communication addressing and recording system (ACARS) shall be installed in accordance with Bombardier Service Bulletin SB 700-23-005. This system shall be used to display airborne information on the flight management system (FMS) control display unit (CDU), using either SATCOM, or 3rd very high frequency (VHF) radio, if installed.

11.9	Honeywell RCZ-833 3rd VHF Transceiver (Service Bulletin)

One (1) 3rd RCZ-833 shall be installed in accordance with Bombardier Service Bulletin SB 700-23-002. This option shall supplement the baseline dual VHF communication system by providing primary data and standby VHF voice capability (8.33 MHz). It shall be controlled through FMS CDU and P-II RMU/AV-850A on primary RSB.

11.10	Miltope Cockpit Printer (Service Bulletin)

A cockpit printer will be installed in accordance with Bombardier Service Bulletin SB 700-23-004 to allow in-flight printing of active faults accessed through the PMAT.

11.11	Honeywell LSZ-860 Lightning Sensor System – LSS (Service Bulletin)

One (1) Honeywell LSZ-860 lightning sensor system, fully integrated within the Honeywell avionics system shall be installed as per Bombardier Service Bulletin SB 700-34-003. The lightning sensor system shall be activated by the LSS switch on the weather radar control panel. Lightning strike symbols will be used to reflect a lightning activity in an area and does not reflect a single lightning strike. Lightning strikes symbols shall be displayed in terms of intensity, range and bearing on the pilot and co-pilot Multi-Function Display units (MFD) and can be superposed on a weather map

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	32

11.10	Thales/Sextant Head-Up Flight Display System (HFDS) CAT II Operations (Service Bulletin)

A Thales/Sextant HFDS shall be installed in accordance with Bombardier Service Bulletin SB 700-34-002. The installation shall provide a certifiable system capable of supporting all phases of flight including manual precision approaches down to CAT II minima with a decision height of 100 ft. Guidance information shall be echoed by the HGS, using the modes and commands provided by the existing Automatic Flight Control System (AFCS).

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	33

MISCELLANEOUS AVIONIC SYSTEMS

11.11	Jumpseat Audio Panel

A factory supplied jumpseat audio panel will be installed in the LH entrance enclosure.

11.12	Passenger Address System

A PA amplifier will be installed to provide announcements and “NO SMOKING/SEAT BELT” chimes in the cabin. Whenever the PA system is in use, the entertainment system audio will be muted.

11.13	Cabin Bus Disconnect

A cabin power master switch will be installed in the cockpit overhead panel to shed power to the cabin non-essential systems.

11.14	Ground Service Cabin Power

When AC power is provided to the aircraft via the external AC receptacle, it will be possible to energize the cabin interior by using the ground service switch at the external service panel and the cabin power switch on the cockpit overhead panel.

11.15	Cabin/Lavatory Call System

A call system will be installed as described below:

A.	Chime will ring at the galley position. The galley touch screen control panel will graphically indicate the position of the call.

B.	A visual annunciation in cockpit for cabin, fwd lavatory and aft lavatory calls.

C.	The crew will be able to reset calls through an annunciator switch in the cockpit and at the galley.

11.16	Galley/Cabin Circuit Breaker Panel

A circuit breaker panel will be installed in the cockpit at LHS FS 280 bulkhead compartment. It will provide power to various systems in the galley and throughout the cabin.

11.17	Electrical Power

One (1) 3500 VA/115VAC/60Hz power converter will be installed in the avionics bay to provide power for interior installations.

11.18	Electrical Outlets

The following 115V AC 60Hz utility outlets will be installed:

A.	Two (2) outlets in the cockpit for computer use.

B.	Two (2) GFI type outlets rated for hairdryer use, one (1) in each lavatory.

C.	One (1) duplex GFI type outlet will be installed in the galley.

D.	Five (5) rated for personal computer use, one (1) in crew area ledge and four (4) in the cabin at each seat grouping in the dado panel at the fwd facing seat position.

E.	One (1) on fwd divan end cabinet.

F.	One (1) GFI in fwd crew wardrobe.

G.	One (1) on the aft divan end cabinet.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	34

11.19	Cabin Printer/Fax

An NT compatible plain paper printer/fax (HP K80) will be installed in the credenza on a pullout drawer to enable printing from each selected seat position. Receptacles will be installed at the crew area dado and at each of the four (4) seat groupings in the dado on escutcheon panels for printing from the customer-supplied laptop.

11.20	Additional TRU

One (1) additional TRU will be installed to complement required DC power.

11.21	Cockpit Auxiliary Annunciation Panel

The cockpit auxiliary annunciation panel shall contain the following:

A.	Fax received.

B.	Lavatory call.

C.	Cabin call.

D.	Crew area PA.

11.22	Thales Integrated Electronic Standby Instrument (IESI)

The Thales Integrated Electronic Standby Instrument replaces the current mechanical standby altimeter/airspeed indicator and standby horizon indicator. The 2.4-inch, 480 millimeter by 480 millimeter high-resolution display single LRU IESI provides the following information:

•	Attitude indicator

•	Standard or Baro-corrected altitude

•	ILS deviation (LOC and G/S scales)

•	Indicated Mach number

•	Vmo Information

•	Slip/Skid information

•	Baro pressure in hPa and/or Hg

•	Standby battery

11.23	Honeywell FMS CDU–820’s (Full Installation of 2 Primary units)

The two(2) FMS CDU 810’s will be upgraded to FMS CDU 820 status.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	35

12.0	SWITCH PANELS AND ENTERTAINMENT

The Baker Electronics Inc., Cabin Management System (CMS) will incorporate “The Next Generation” aerospace grade control switch panels and LCD touch screen monitors. All “The Next Generation” switches and the touch screen panels will be designed to facilitate the passenger and crew operational and functional tasks with regard to entertainment and cabin amenities (lighting, call, etc.). All specific functions will be in accordance with the approved floor plan and switch panel layout drawing.

12.1	Exterior Switches

The following switches will be installed in the external AC ground power panel:

A.	A switch for the baggage lighting.

B.	A switch for the ground service (pylon) lights.

The following switch will be installed on the main door closure access panel:

A.	A switch for the airstair lights.

12.2	Audio System

An audio system will be installed to present audio through cabin speakers and/or stereo headsets from all available audio sources, which will incorporate a digital graphic equalizer. Speakers will be wired such that the cabin is divided into forward and aft sections at approximately the emergency exit area and controlled separately for volume. The system will incorporate the following:

A.	Eight (8) speakers.

B.	Three (3) subwoofers.

C.	One (1) headphone distribution amplifier.

D.	One (1) integrated chime/page amplifier.

E.	One (1) CD multi-disk changer.

F.	Audio power amplifier(s) to suit cabin configuration.

G.	Two (2) infrared remote controls; one (1) stowed at each master seat.

H.	Four (4) PA speakers will be located in both lavatories, crew area and galley areas.

12.3	Video System

A video system will be installed to display movies and other video information. Each of the monitors will be able to independently display any available video source. The video system will incorporate:

A.	Two (2) 21.3” LCD monitors:

1.	One (1) aft facing on the LHS forward cabin bulkhead.

2.	One (1) fwd facing on the LHS aft cabin bulkhead.

B.	One (1) 5.6” LCD monitor (cockpit).

C.	One (1) 10.4” touch screen LCD monitor (galley).

D.	One (1) plug-in 6.5” touch screen LCD monitor.

E.	One (1) VHS Video Cassette Player (multi standard format).

F.	One (1) DVD player.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	36

12.4	The “Airshow Network” Flight Information System

An Airshow Network cabin display system will be installed. The system combines the graphic capabilities of the installed Data Communications Unit (DCU) with onboard avionics and telecommunication systems to provide updated flight, business, and leisure information over the video display system to the cabin occupants.

Information (business, weather, etc.) requested on the Airshow Network will be transmitted from the subscription supported Airshow Communication Center (ACC) ground station to the aircraft via the onboard telephone systems.

A single Airshow Flight Deck Controller will be installed in the cockpit in accordance with the cockpit layout drawing. The controller will provide the crew with time to destination updating capabilities and audio briefing cueing. The crew can access NEXRAD radar summaries from WSI Corporation to be displayed on the 5.6” cockpit monitor. An infrared mouse will be provided as part of each Baker Electronics remote control, stored in the ledge at the two (2) master seat locations under flip-up lids.

The DCU incorporates a customized CD-ROM to provide the following presentation:

A.	Flight information data (maximum 6 pages x 4 lines maximum per page - English text).

B.	Worldwide map coverage (6 geographical regions - English text).

C.	Relative location indicator (RLI - closest cities look-up).

D.	Static graphic logo (customized artwork required).

E.	3D perspective maps (horizontal “edge-view” terrain).

F.	Aural audio briefing (4 standard briefings).

G.	One (1) Metropolitan area super high-resolution map.

H.	“No Smoking” and “Fasten Seat Belt” graphics.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	37

13.0	LIGHTING

13.1	Airstair and Boarding Lights

Boarding lights, powered by the battery direct bus, will be powered if the main cabin door is open. The boarding light system will activate the following:

A.	One (1) recessed light on each of airstair step riser (factory installed).

B.	Two (2) flush-mounted lights in the airstair step-well.

C.	One (1) entry area headliner light.

D.	One (1) aft lavatory headliner light.

E.	Two (2) cockpit dome lights.

13.2	Cockpit Lights The cockpit headliner will incorporate the following lights:

A.	Three (3) dome lights in the cockpit headliner controlled by the boarding light switch or by integral switches powered from the main DC bus.

B.	One (1) jump seat reading light.

C.	Two (2) dimmable map lights in the cockpit headliner.

13.3	Entrance Area Headliner Lights

Entry area headliner will incorporate the following lights:

A.	Three (3) dome lights:

1.	The fwd and mid dome lights are also connected to the emergency lighting system.

2.	The dome lights will be powered by cabin DC feed and controlled by a switch in the LH entrance enclosure.

3.	The mid dome light will also be connected to the boarding lights.

13.4	LH Entrance Enclosure Light

A.	The lower portion of LH entrance enclosure will incorporate one (1) flush-mounted dome light.

13.5	Forward Lavatory Lights

A.	Mirror lights (BRT/DIM).

B.	One (1) dome light in headliner.

C.	Upwash lights (BRT/DIM).

13.6	Galley Lights

A.	Work lights (white) to illuminate counter top (BRT/DIM).

B.	Work lights (red) to illuminate counter top (ON/OFF).

C.	Effect lights outboard of crystal storage.

D.	Upper lights located in the headliner (BRT/DIM).

13.7	Crew Area Lights

A.	One (1) reading light in the PSU.

B.	Two (2) table lights in the PSU.

C.	Downwash lights concealed outboard of the PSU lower portion.

D.	Upwash lights concealed outboard of the PSU upper portion.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	38

13.8	Cabin Upwash and Downwash Lights

Forward and aft cabin lighting will be separately controlled. Cabin upwash and downwash lights will consist of two (2) rows of fluorescent tubes, installed on both sides of the cabin.

A.	Upper lights will be concealed between the upper portion of the PSU and headliner.

B.	Lower lights will be concealed between the lower portion of the PSU panel and the sidewall.

13.9	Cabin Reading and Table Lights

Individually controlled reading lights and table lights will be located in PSU’s.

A.	One (1) reading light for each seat position.

B.	One (1) reading light for each divan seat location.

C.	Two (2) table lights for each table.

D.	Three (3) lights for the credenza.

13.10	Floor Accent Lights

A.	Fwd vanity and toilet enclosure toe kick space.

B.	Aft vanity and toilet enclosure toe kick space,

C.	Aft wardrobe and storage cabinet.

D.	In galley and galley annex toe kick space.

E.	Along the air ducts on both sides of the cabin.

F.	Along the air duct of the crew area.

G.	In the credenza and low cabinet toe kick space.

H.	Divan end cabinets.

13.11	Entertainment Compartment Light

A light will be installed to illuminate the entertainment equipment area. The light will be controlled by opening the entertainment compartment door.

13.12	Aft Lavatory Lights

A.	Two (2) dome lights will be installed in the headliner centerline. The aft dome light will be wired to the boarding light system.

B.	Fluorescent light tubes will be installed in the mirror light enclosure (BRT/DIM).

C.	Upwash lights concealed between upper portion of the PSU and headliner (BRT/DIM).

D.	Downwash lights concealed between of lower portion of the PSU and the sidewall (BRT/DIM).

13.13	Wardrobe Light

One (1) flush-mounted dome light will be installed in the wardrobe enclosure.

13.14	Baggage Compartment Lights

Three (3) caged dome lights will be installed in the baggage headliner. The lights will be controlled by a switch on the aft wardrobe header. The lights will also be controlled by a switch in the AC ground power panel. Each of these switches will turn on the baggage lights indefinitely unless the aircraft is on battery power, at which time, after twenty (20) minutes, they will automatically turn-off.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	39

13.15	Cabin Ordinance Signs

A.	Six (6) illuminated “NO SMOKING/FASTEN SEAT BELT” ordinance signs will be installed in the main cabin. Three on each side between seat groupings.

B.	One (1) “RETURN TO SEAT” and one (1) permanently lighted “NO SMOKING” ordinance sign will be installed in the forward lavatory.

C.	One (1) “RETURN TO SEAT” and one (1) permanently lighted “NO SMOKING” ordinance sign will be installed in the aft wardrobe header.

D.	One (1) illuminated “NO SMOKING/FASTEN SEAT BELT” ordinance sign will be installed in the crew area.

13.16	Cabin Emergency lights

Power supplies/battery packs and emergency lights will be installed as required by FAR.

A.	Exit signs (at exits and on bulkheads as locators).

B.	Lighting in the PSU (general cabin illumination).

C.	Lighting in the fwd and mid entry dome lights.

13.17	Escape Path Lights

Emergency escape path lighting will be installed to meet TC requirements. They will be installed on the inboard face of selected seat bases as well as selected bulkheads in the cabin, the entry area and at the emergency exit.

13.18	Exterior Service Panel Lighting

Exterior service panel lighting will be installed to the following location:

A.	Fwd and aft lavatory service station panels.

B.	Fresh water fill station panel.

C.	Hydraulic access panel.

D.	Fuel fill service station panel.

E.	Oxygen service panel.

F.	Fwd ground service comm. panel.

G.	AC ground power panel.

13.19	Pylon Lights

Lights will be installed on the underside of the engine pylons. The lights will be controlled by switches in the following locations: the AC ground power panel and the aft lavatory wardrobe header. Each switch will turn on both pylon lights indefinitely unless the aircraft is on battery power at which time, after twenty (20) minutes they will automatically turn off.

13.20	Pulse Landing Light System

One (1) landing light pulse system, that pulsates the existing landing lights to enhance aircraft recognition, shall be installed. Pulsating lights attract attention and can be a key factor in collision avoidance. The crew shall be able to select the landing light control switch either in STEADY or PULSE mode.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	40

13.21	Wheel Well Maintenance Lights

The production installed system comprised of nose landing gear light and external switch with timer will be modified to add one (1) light in each main landing gear well (LHS and RHS) incorporating connection to the existing external switch.

13.22	Wingtip Taxi Lights

Wingtip taxi lights to illuminate the taxiway on forward and downward focus will be installed under the wing at the outboard edge, next to the strobe light. These lights will be controlled by a separate switch in the cockpit overhead panel.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	41

14.0	MISCELLANEOUS INSTALLATIONS

SERVICE BULLETINS

14.1	Additional Refuel/De-fuel Panel (Service Bulletin)

A refuel/de-fuel panel will be relocated in the lower position of the LHS entrance enclosure.

14.2	Tail Logo Light Illumination (Service Bulletin)

Two (2) lights will be installed on the lower horizontal stabilizer in accordance with Bombardier Service Bulletin SB 700-33-001. One (1) light will be installed on each side of the vertical stabilizer.

The service bulletin kit will include an exchange cockpit panel to introduce a logo on/off switch to the flight crew on the “External Lights” panel.

14.3	Single Additional Aft Cabin Window (Service Bulletin)

An additional cabin window will be installed at RS FS788 in accordance with Bombardier Service Bulletin SB 700-56-001 (Service Bulletin Kit 700K56-001 A).

OTHER MISCELLANEOUS INSTALLATIONS

14.4	External Toilet Servicing

An overboard-servicing system for each toilet will be connected to enable the operator to service the unit from outside the aircraft. The systems will incorporate quick disconnects. The external outlets will be of the appropriate size to enable utilization of a standard airline service cart.

An instruction placard (in liters and gallons) for servicing the lavatory systems will be installed in the lavatory servicing compartments.

14.5	Towbar Assembly

Complete provisions will be installed in the aft equipment bay for a three piece Tronair towbar assembly including a 2 3/16” diameter towing eye.

14.6	Ladder Storage

Complete provisions for an “Echellex” ladder will be incorporated in the aft equipment bay.

14.7	Aft Equipment Bay Storage Box

A storage box (maximum 30 Ibs.) shall be installed on the aft equipment bay catwalk. The box will be 8”(wide) x 10”(high) x 19”(long).

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	42

14.8	Catwalk Battery Access

Access will be made available through the catwalk in order to disconnect the main battery easily.

14.9	Handrail Extension

A handrail extension will be installed on the fwd side of the airstair in accordance with the Supplemental Type Certificate.

14.10	Common Key Panels

The external doors will have a common key for all locks:

Main entry	Baggage	Aft equipment compartment
Ground communication	Aft hydraulic access	Oxygen service
Refuel/de-fuel	AC external power	Aft water service
Fwd lavatory service	DC external power	Aft lavatory service
High pressure pneumatic door

14.11	Aft Equipment Bay Access Ladder

An access ladder to gain entry to the aft equipment bay will be installed.

14.12	External Baggage Door Lock Override

When the door is locked from the outside, it can be opened from the inside by depressing and holding a button near the handle. This allows the door operating mechanism to bypass the locking feature, thereby opening the door. When the door is then shut and the handle closed the button springs out and the door remains locked. The door will always be locked until unlocked from the outside.

14.13	Cockpit Trim Panels

Existing cockpit trim panels will be reinforced and reupholstered in leather in accordance with SRPSA#TBD.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	43

15.0	EMERGENCY EQUIPMENT

15.1	Cockpit

A.	One (1) Halon fire extinguisher (factory supplied) will be installed on fwd face of RHS FS280 bulkhead.

B.	One (1) portable breathing equipment PBE (factory supplied).

C.	One (1) crash axe (factory supplied) with a leather cover will be installed on the fwd face of the RHS FS280 bulkhead.

D.	Two (2) crew life vests will be retained, one (1) under pilot and one (1) under co-pilot seat.

E.	Two (2) flashlights with holders retained from factory and relocated to FS280.

15.2	LH Entrance Enclosure

One (1) laminated emergency equipment location card.

A.	One (1) first aid kit.

B.	One (1) crew life vest with storage pouch.

C.	One (1) engraved Maglite flashlight.

15.3	Crew Area

A.	One (1) crew life vest with storage pouch.

15.4	Galley

A.	One (1) life raft located in the lower galley annex.

15.5	Cabin

A.	One (1) passenger life vest located at each seat base.

B.	Three (3) passenger life vests for the divan occupants.

C.	One (1) life raft (Winslow, 12-man) located under the divan.

D.	One (1) over wing emergency escape lanyard.

E.	Two (2) therapeutic masks and 12 ft oxygen hoses each with a nebulizer and an adjustable flow meter will be stowed in RHS forward divan armrest cabinet.

F.	Two (2) Halon fire extinguisher: one (1) under the fwd LHS magazine rack and one (1) on the FS 647 blkd fwd face LHS.

15.6	Lavatories

A.	Two (2) smoke detectors (same type as Section 15.6).

15.7	Aft Wardrobe/Storage

The aft wardrobe will contain:

A.	One (1) Halon fire extinguisher.

B.	One (1) portable breathing equipment (PBE).

C.	One (1) smoke detector (same as Section 15.7).

15.8	Baggage Area

An electronic type smoke amplifier/detector will be installed, which will provide an aural and visual warning to cockpit and allow preflight testing from cockpit prior to flight. The crew will be able to silence aural warning (push-to-mute); however, visual warning must remain illuminated until unit resets itself.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	44

16.0	LOOSE EQUIPMENT AND SPARES

16.1	Loose Equipment

The following items will be provided as loose equipment:

A.	Twenty-five (25) passenger briefing cards.

B.	One (1) oxygen demo unit and one (1) seat belt demo unit.

C.	Three (3) seat belt extensions, one (1) sleeping belt.

D.	Three (3) lap trays.

E.	Four (4) golf size umbrellas.

F.	Eighteen (18) coat hangers.

G.	Eighteen (18) stereo headsets with 90 degree connectors and pouches.

H.	One (1) self-inflating air mattress for conference group.

I.	One (1) self-inflating air mattress for crew rest seat.

J.	Ten (10) throw rugs will be provided. Four (4) for the entry area and six (6) for use between the single seats.

K.	Maintenance runners for entry area, passenger cabin and aft lavatory. The runners will be secured in place.

L.	Maintenance covers for all crew and passenger seating.

M.	One (1) water filling station adapter hose with pouch.

N.	Three (3) keyed locking fuel caps will be provided.

O.	One (1) emergency exit lock pin and warning flag.

P.	One (1) ladder.

Q.	One (l) towbar assembly.

R.	Two (2) Rosen cockpit sunvisors factory supplied).

S.	Two (2) crew headsets (factory supplied).

T.	One (1) jumpseat headset (factory supplied).

U.	One (1) jumpseat sheepskin slipcover.

V.	Two (2) crew seat sheepskin slipcovers.

W.	One (1) electric pump (115VAC/60Hz) for the manual fill of water tanks with pouch.

X.	Two (2) cabin management systems (CMS) infrared remote controllers.

Y.	One (l)PMAT unit.

Z.	One (1) PMAT cable storage will be provided in a leather pouch.

AA.	One (1) removable wood molding cap, that will fit on the inboard edge of the LH mid cabin bulkhead.

BB.	One (1) curtain complete with stowing straps, that will fit between the mid cabin bulkheads.

CC.	One (1) plug-in 6.5” touch screen LCD monitor in a leather pouch.

DD.	One (1) four button monitor adjustment tool for each type of monitor.

16.2	Spares

The following spares will be provided by the Completion Center:

A.	One (1) interior spares kit consisting of:

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	45

1.	One (1) switch repair kit.

2.	Two (2) latches of each type with an installed quantity greater than two.

3.	Two (2) sets of material to cover airstair steps.
B.	One (1) interior cleaning and grooming kit.

1.	Two (2) bulbs of each type.

2.	Two (2) fluorescent tubes of each type with an installed quantity greater than two.

3.	Twenty (20) additional rubber inserts for drink holders.

C.	Touch-up kits for the following:

1.	Wood finishes.

2.	Interior finishes.

3.	Exterior paints.

D.	Eight (8) sets of keys for the aircraft.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	46

17.0	EXTERIOR PAINT

The paint application process shall be carried out as per the Completion Center procedures and handbook in line with the recognized manufacturer and/or industry practices and certification requirements. The aircraft detailed paint shall be done in accordance with the approved drawings.

The following provisions and/or requirements are still TBD:

A.	The aircraft exterior paint will be one (1) single color, non-metallic base paint with two (2) additional straight stripes shown on fuselage nacelles and winglets.

B.	The paint will consist of an Epoxy primer and a Polyurethane topcoat.

C.	Registration marking shall be painted in one (1) color.

D.	The aerodynamic sealant on all leading edges (except on engines leading edges as per O.E.M) will be removed before paint. The sealant will be reinstalled after the paint process and painted where it does not come into contact with the leading edge.

E.	The landing gear shall be retained as received from the factory (Grey).

F.	Composite materials coated with an anti-static paint shall be retained as received from the factory.

G.	The main entrance door, the baggage door, edges and frames will be painted.

H.	The latches on any access panel i.e., the avionics compartment, radome, engine, hydraulic pump access covers shall be retained as original finish.

I.	The airstair at the main entrance will be painted as the same color of the bottom of the fuselage.

J.	The inside of all service door panels, the inside of all modified fairing and compartments shall be painted in the same color as the aircraft fuselage.

K.	The original bright work on the aircraft exterior will be highly polished. This includes the vertical stabilizer, wing, engines and horizontal stabilizer leading edges.

L.	The cockpit window surrounds will remain as delivered per manufacturer finish.

M.	A 3M plastic erosion protective plastic will be installed over the radome after paint, winglet leading edges and lenses and the horizontal tips.

N.	All exterior markings will be done by the silk-screen method.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	47

18.0	WEIGHT AND BALANCE AND CENTER OF GRAVITY

Aircraft will be weighed during Incoming Inspection in accordance with approved procedures to verity incoming (empty fuel) weight and balance. Any significant deviations will be submitted to the Customer.

The aircraft will be weighed upon completion. A Weight and Balance Report including loading charts and an equipment listing will be provided as required by regulations.

The completion weight allowance outlined in this specification will not exceed the estimated weight and balance and is based on a plus or minus five percent tolerance in accordance with the Weight and Balance Estimate, Document No. TBD dated TBD.

Full Fuel Loading

Will consist of all operating items as specified in the estimated weight and balance document, allowable forward seated passengers and a baggage allowance of 30 Lbs. per passenger with the full fuel to maximum ramp weight.

Full Passenger Loading

Will consist of all operating items as specified in the estimated weight and balance document, full passengers, and jumpseat occupant, a baggage allowance of 30 Lbs. per passenger and allowable fuel to maximum ramp weight.

Specification No.	:	BCC-GX-302
Date	:	June 20, 2002
Customer Specific
Amendment 2	:	April 29, 2003
Page No.	:	48

19.0	ANNEX “A” LIST OF BOMBARDIER FORMAT LAYOUT AND TRIM DRAWINGS

DRAWING
TITLE	NUMBER	ISSUE
Floorplan	GP 1305-0001	D
Fwd Lavatory	GP 1305-0002	A
LH Entrance Enclosure	GP 1305-0003	B
Galley Layout	GP 1305-0004	A
Crew Area	GP 1305-0005	C
Aft Wardrobe Layout	GP 1305-0006	A
Aft Lavatory Layout	GP 1305-0007	C
Credenza Cabinet Layout	GP 1305-0008	C
Bulkhead Sections	GP 1305-0010	C
Divan Layout	GP 1305-0011	A
Sideledge, Table & Dado Layout	GP 1305-0012	B
Seats	GP 1305-0017	B
PSU, Headliner & Sidewall Layout	GP 1305-0019	A
Cockpit Instrument Layout	GP 1305-0020	A
Cabin Switch Panel Layout	GP 1305-0021	B
Cockpit Trim	GP 1305-0022	A
External Paint Layout	GP 1305-0024	A
Carpet Detail Layout	GP 1305-0025	B
Material Specification	FSB1305-0601	B
Accessories List	FSB 1305-0623	A
Loose Equipment List	FSB1305-0624	A
Pillows	FSB 1305-0625	A
Baggage Finish Specification	FSB9800-2000	D
Cockpit Finish Specification	FSB9800-0108	E
Baggage Layout	GP9800-2001	D

Schedule “B” to
Aircraft Purchase Agreement

BOMBARDIER AEROSPACE CORPORATION

RECEIPT OF AIRCRAFT

                         HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM BOMBARDIER AEROSPACE CORPORATION, AT                            , ON THE                   DAY OF                  , ONE (1)                         MODEL AIRCRAFT BEARING SERIAL NUMBER                     , INCLUDING WITH THE AIRCRAFT THE            ENGINES BEARING MANUFACTURER’S SERIAL NUMBERS             AND      , COMPLETED IN ACCORDANCE WITH SPECIFICATION            DATED                   , ATTACHED AS SCHEDULE A-l TO THE AIRCRAFT PURCHASE AGREEMENT BETWEEN BOMBARDIER AEROSPACE CORPORATION AND                          DATED                         .

NAME

TITLE

WILLIAMS-SONOMA, INC.	3.

Schedule “C” to
Aircraft Purchase Agreement

WARRANTY BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

     THAT BOMBARDIER AEROSPACE CORPORATION, having an office at 3400 Waterview Parkway Suite 400, Richardson, Texas, 75080 (“Seller”), is the owner of the full legal and beneficial title to that certain              Aircraft model               (“Airframe”) bearing Manufacturer’s Serial Number                      and registration number                 together with the two (2)                    engines installed thereon, bearing Manufacturer’s Serial Numbers                  and           (the “Engines”), respectively, together with the following (the “Equipment”): (a) all equipment, appliances, parts, instruments, appurtenances, accessories, furnishings, and other property installed in or attached to the Airframe or Engines on the date hereof; and (b) all documents, logbooks, manuals, certificates, data equipment and spare parts listed on Exhibit “A” of that certain Purchase Agreement dated                      2002 (the Airframe, the Engines and the Equipment are collectively hereinafter referred to as the “Aircraft”).

     THAT for and in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, Seller does this              day of       , 2002 grant, convey, transfer, bargain and sell, deliver and set over, all right, title and interest in and to the Aircraft unto                          (“Buyer”), and unto Buyer’s successors and assigns, forever.

     THAT Seller hereby warrants to Buyer and its successors and assigns that, immediately prior to the delivery of this Warranty Bill of Sale, Seller had good and lawful right to sell the same, and that there is hereby conveyed to Buyer on the date hereof, good title to the Aircraft free and clear of all liens, claims, encumbrances and rights of others (including those resulting from any and all taxes), and that it will warrant and defend such title forever against all claims and demands whatsoever by persons claiming by or through Seller or relating to events occurring prior to the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Warranty Bill of Sale to be executed and delivered this              day of       , 2002.

BOMBARDIER AEROSPACE CORPORATION (Seller)

By:

Name:

Title:

BOMBARDIER INC. WARRANTY

     BOMBARDIER INC. hereby warrants to Buyer and its successors and assigns that, immediately prior to the delivery of this Warranty Bill of Sale, Seller had good and lawful right to sell the same, and that there is hereby conveyed to Buyer on the date hereof, good title to the Aircraft free and clear of all liens, claims, encumbrances and rights of others (including those resulting from any and all taxes) created by or through Seller, and that BOMBARDIER INC. will warrant and defend such title forever against all claims and demands whatsoever by persons claiming by or through Seller or BOMBARDIER INC. or relating to events occurring prior to the date hereof.

BOMBARDIER INC.

By:

Name:

Title:

WILLIAMS-SONOMA, INC.	4.

Schedule “D” to
Aircraft Purchase Agreement

BUYER OBSERVATIONS

1.	Forward Lavatory- Show access to shut off valve on layout to confirm accessibility. Layout will be “red marked” and signed to reflect access.

2.	Cabin Management System- Monitors to be flush with bulkhead per standard.

3.	Cabin Management System- Water heaters to come on automatically, with pre-sets.

4.	Cockpit- Loudness of Magnastar Sonalert to be adjustable. One time only adjustment.

5.	Galley Annex- Provide easy access to water shut off valves. Layout will be “red marked” and signed to reflect access.

6.	Aft Lavatory- Show access to shut off valve on layout to confirm accessibility. Layout will be “red marked” and signed to reflect access.

7.	Seats, Divans and Tables- Make headset jacks inboard double armrests angled, so it is easier to see when plugging in jack (if at all possible). As discussed, the headsets will be ordered with 90 degree connectors.

WILLIAMS-SONOMA, INC.	5.

Schedule “E” to
Aircraft Purchase Agreement

IRREVOCABLE STANDBY LETTER OF CREDIT

This new schedule is incorporated into the Agreement.

WILLIAMS-SONOMA, INC.	6.

APPENDIX “B” to
Aircraft Purchase Agreement

PART DESCRIPTION	PART NUMBER
EMS CDU	GL542-3101-11
MADC	7014700-623
ACPC CONTACTOR	5911740-1

WILLIAMS-SONOMA, INC.	7.